SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Intrusion Inc.
(Name of Registrant as Specified In Its Charter)

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101 EAST PARK BLVD, SUITE 1300

PLANO, TEXAS 75074
(972) 234-6400
_____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2021
_____________________

To the Stockholders of
Intrusion Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Meeting”) of Intrusion Inc. (the “Company”) will be held on Tuesday, May 18, 2021 at 10:00 A.M. Local Time at 101 East Park Blvd, Plano Texas 75074. The Meeting will be held for the following purposes:

(1)     To elect six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)     To approve the 2021 Intrusion Inc. Omnibus Incentive Plan, as described in the accompanying proxy statement and set forth in Appendix A thereto;

(3)     To ratify the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2021; and

(3)     To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is March 22, 2021. A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company during the ten days prior to the Meeting.

All stockholders are cordially invited to attend the Meeting in person. Stockholders are urged, whether or not they plan to attend the Meeting, to complete, date and sign the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked at any time prior to the Meeting.

By Order of the Board of Directors

JACK B. BLOUNT
President and Chief Executive Officer

Plano, Texas
April 5, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 18, 2021: This proxy statement and the company’s 2020 Annual Report on Form 10-K are available at www.intrusion.com.

INTRUSION INC.
101 EAST PARK BLVD, SUITE 1300

PLANO, TEXAS 75074

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
to be Held May 18, 2021

The enclosed proxy (the “Proxy”) is being solicited on behalf of the Board of Directors (the “Board”) of Intrusion Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 101 East Park Blvd, Plano Texas 75074, at 10:00 A.M., Local Time, on Tuesday, May 18, 2021, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of record entitled to vote at the Meeting on or about April 7, 2021.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting. The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on March 22, 2021, are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company. On the March 22, 2021 record date, the Company had 17,615,006 outstanding shares of Common Stock, $0.01 par value (the “Common Stock”) held of record by 104 holders.

QUORUM AND VOTING

The presence at the Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding is necessary to constitute a quorum. Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting including the election of directors. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•	Proposal One. The six nominees receiving the greatest number of votes of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Common Stock outstanding entitled to be voted at the Meeting.
•	Proposal Two. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding entitled to vote at the Meeting and present in person or by Proxy, is required for the approval of the 2021 Intrusion Inc. Omnibus Incentive Plan.
•	Proposal Three. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding entitled to vote at the Meeting and present in person or by Proxy, is required for the ratification of the appointment of Whitley Penn LLP as independent auditors.

The Board unanimously recommends a vote “FOR” each of proposals set forth in this Proxy Statement.

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PROPOSAL ONE
ELECTION OF DIRECTORS

The Board for the ensuing year will consist of six directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board of Directors, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate.

The following slate of six nominees has been nominated by the Board of Directors:

Name of Nominee	Age	Position(s)	Director Since

Jack B. Blount	69	President, Chief Executive Officer, and Director	2020
Anthony J. LeVecchio (1)(2)(3)*	73	Board Chair and Director	2020
James F. Gero (1)(2)(3)*	76	Director	2003
Katrinka B. McCallum*(1)(2)(3)	53	Director	2021
Jamie M. Schnur	49	Director	†
Gregory K. Wilson	49	Director	†

*	Independent Director as defined by Nasdaq Rule 5605(a)(2).
†	Up for election at the Annual Meeting.
(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Governance Committee

Jack B. Blount was appointed as our Chief Executive Officer, President, and a Director on May 27, 2020. Mr. Blount has an extensive career in technology as a visionary in personal computing, local area networking, ERP, mobile computing, big data, cybersecurity, AI and Quantum Computing. Mr. Blount began his career as an engineer at IBM and was recruited to be the SVP of Business Development at Novell in the 1980’s where he helped expand its business from the U.S. to worldwide market, and from $50M to $2B in just six years. Mr. Blount served as the CTO, COO, and CEO of eight technology, turnaround companies and he has also served on twelve technology company Boards of Directors, of which five were public companies, and he served as Chairman of five of those companies. In 2013, Mr. Blount was recruited to serve as CIO in the federal government where he was responsible for designing a new 10-layer cyber security architecture that protected over one hundred thousand employees and hundreds of billions of dollars. He has traveled around the world many times doing business in over 40 countries and has been a speaker at many public conferences in China, France, Germany, Norway, Russia, and the United States. Mr. Blount graduated from Southern Methodist University with a degree in Mathematics and did his graduate M.B.A. studies while working at IBM. Mr. Blount’s leadership skills combined with his extensive experience in the technology/cybersecurity industry makes him uniquely qualified to lead the Company as it seeks to expand its solution offerings and widen its customer base.

Anthony J. LeVecchio was appointed by the Board to serve as a Director on August 6, 2020 and as Board Chair on August 20, 2020. Mr. LeVecchio is President and Owner of The James Group, Inc., a general business consulting firm that has advised CEOs across a wide range of industries in both public and private companies. Prior to forming The James Group in 1988, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. Previous to that, Mr. LeVecchio held financial management positions with Philips Information Systems, Exxon Office Systems and Xerox Corporation. Mr. LeVecchio has served on the board of over 20 private companies ranging from pre-revenue startups to companies with over $100 million in annual revenues. In this capacity, he has guided companies through all phases of corporate growth including startup operations; achieving profitability; asset, debt, and equity financing; merger and acquisitions and implementation of corporate governance best practices. His previous board experience includes serving as Chairman of the Board of LegacyTexas Bank (Nasdaq) and as Co-chairman of the Board for UniPixel, Inc. (Nasdaq). Mr. LeVecchio has also served on boards for Microtune, Inc., DG FastChannel, Inc., Maxum Health, Inc., Medical Alliance and ASDS. As a public company director, he has experience with IPOs; secondary offerings; Sarbanes Oxley preparedness and qualification for 404 accelerated filers; Nasdaq de-listing and relisting; SEC stock option backdating investigations and class action lawsuit resolution; and Dodd Frank implementation. In addition to his business activities, Mr. LeVecchio is a lecturing professor in the School of Management at University of Texas, Dallas, and is a member of the advisory board for The Institute for Excellence in Corporate Governance at UTD. In 2014, he was named as an Outstanding Public Company Director by the Dallas Business Journal. He has participated as a speaker and panelist on several occasions for Bank Director and Corporate Board Member. Mr. LeVecchio received a Bachelor of Economics from Rollins College, Winter Park, Florida and an M.B.A. in Finance from the same institution where he remains an active alumnus and a former member of their Board of Trustees. Mr. LeVecchio was selected to serve as our Board Chair and on our Audit Committee because of his standing as a financial expert and corporate governance expert.

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James F. Gero was named a Director of the Company on October 27, 2003. Mr. Gero is former Executive Chairman of Orthofix, N.V. (Nasdaq) and has served on the board of Orthofix from 1995 to 2013. He currently is the Chairman of the Board of LCI Industries (NYSE). Previously, he was a director of REI (NYSE), American Medical Electronics (Nasdaq) DF&R (Nasdaq), Spar Aerospace (TSE), and numerous private companies including Thayer Aerospace. During his 50-year business career he was Chairman and CEO of Sierra Technologies, a diversified technology driven company, Chairman and CEO of Varo, Inc. (NYSE), a developer and manufacturer of various aerospace and defense products, one of the founders of Clearwire Corporation, and early on was Vice President and General Manager of Allied Corp. (now Honeywell). Presently, he manages his investments in private equity and the public markets. Educationally, Mr. Gero has a B.S. in Chemistry and Biology from State University of New York, an M.B.A. from the University of New Haven, and an M.S. in Strategic Planning from Fairleigh Dickinson and an honorary Doctorate of Business degree from the University of New Haven. He has significant experience in general management, board governance, and private investing. He is well disciplined in management, finance, operations and other functions required in operating a business. Mr. Gero’s extensive experience serving on boards of both public and private companies and his knowledge in the areas of strategic planning, finance, and corporate governance makes him particularly qualified for service on our Board, Audit Committee, Nominating and Governance Committee, and Chair of our Compensation Committee.

Katrinka B. McCallum was appointed to our Board in February of 2021 and serves on our Audit Committee. She will become the Chair of that committee upon the expiration of the term of our current Audit Committee Chair on the date of our Meeting. Most recently, Ms. McCallum was Vice President of Customer and Product Experience at Red Hat, a leading provider of enterprise open-source solutions, which was acquired by IBM in 2019. She joined Red Hat in 2007 as VP of Investor Relations and has served in a variety of Vice President positions within the Products & Technologies organization during her tenure there. During her career that spans more than two decades in enterprise software, Ms. McCallum led business units, sales and marketing organizations as well as engineering and operations teams. She developed a reputation for driving strategy into actions that intelligently aligned the operational backbone and accelerated the business. Ms. McCallum has served on corporate boards including Micromuse, Inc. (Nasdaq) and Round Pond, a subsidiary board of Red Hat, Inc. In addition, she was a member of the executive committee for the North Carolina Technology Association board. Ms. McCallum has an M.B.A. from The Fuqua School of Business at Duke University, a B.A. in Economics from Wellesley College, and a Certificate in Accounting from Northeastern University. And though now inactive, Ms. McCallum earned her CPA license while working as an auditor for Deloitte and she is an active member of the National Association of Corporate Directors. Ms. McCallum’s broad array of business experience and expertise as a strategic high growth technology leader, financial expert, as well as her general business acumen across a broad range of public, private and non-profit organizations makes her particularly qualified for service on our Board, Compensation Committee, Nominating and Governance Committee, and as Chair of our Audit Committee.

Jamie M. Schnur is up for election to our Board at the Annual Meeting. Beginning in 2019, Mr. Schnur became President of the Aftermarket & Technology Group of Lippert Components, a primary supplier of components for the RV industry, operating internationally in eight countries. In this position, he leads their global aftermarket operations as well as their Global Marketing, IT and Electronics Groups. He initially joined Lippert Components in 1996 as a Systems Analyst, ultimately being promoted to the positions of IT Director in 1998 and CIO in 2004. His role grew as he began building and leading new and innovative teams in the HR, Marketing, Engineering, Customer Service, Payroll & Digital Innovation sectors of the company. Prior to being promoted to his current position at Lippert, he served as its Chief Administration Officer starting in 2016, where he managed and supervised a broad range of strategic and tactical teams, including the global IT organization. Sine 1998, he has been responsible for managing all aspects of the Company’s growing complex IT infrastructure and led the Company’s many year relationship with Intrusion. During his 25 year tenure at Lippert Communications, he has been involved in over 70 acquisitions and contributed to its growth from 75 million to over 3 billion dollars in total revenue. Mr. Schnur earned a B.S.B.A. from Central Michigan University in Information Systems Management. Mr. Schnur’s experience in information technology operations, cyber-security measures, mergers and acquisitions, together with his strong leadership skills makes him particularly qualified for service on our Board.

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Gregory K. Wilson is up for election to our Board at the Annual Meeting. Mr. Wilson recently became the Chief Information Security Officer at Docupace, a company that provides a suite of digital solutions to assist broker-dealers, registered investment advisers and other financial professionals. Docupace streamlines and automates client onboarding, document management, advisor transitions and other critical workflows while maintaining SEC and FINRA compliance. Prior to that, Mr. Wilson was Chief Information Security Officer at Pioneer Natural Resources from 2018 through the end of 2020, where he was responsible for the development and execution of its information security, risk, compliance and privacy program, which included risk management, incident response, vendor management and security governance. From 2014 until his move to Pioneer, Mr. Wilson was Head of Information Security at 1st Global. Mr. Wilson is an experienced leader with more than 23 years of experience in IT Risk Management, Information Security, IT Audit, Litigation Support, Privacy, Business Continuity and Disaster Recovery Planning, Training and Awareness and Compliance Management. Mr. Wilson has expert knowledge in risk assessment and security compliance with the regulatory requirements of Sarbanes-Oxley (SOX), Payment Card Industry (PCI), Health Insurance Portability and Accountability Act (HIPAA), Gramm Leach-Bliley Act (GLBA), US Patriot Act and General Data Protection Regulation (GDPR). Mr. Wilson serves as an Advisor to Menlo Ventures, YL and Vation Ventures and on several corporate Advisory Boards and Dallas Innovation Advisory Council as well as several professional and community boards. Mr. Wilson received his master’s degree in Economics from the University of Oklahoma and his bachelor's degree in Public Administration from the University of Nebraska at Omaha. Mr. Wilson has completed the NACD’s Director Professionalism certification and has been designated a Qualified Technology Expert by the Digital Director Network. Mr. Wilson holds the CISSP, CISM, CGEIT, CDPSE, PSM and PMP certifications as well as his Series 7, 24 and 66. Mr. Wilson’s extensive experience serving on private corporate, governmental, and nonprofit boards as well as his leadership and experience in Information Security strategy, risk governance, enterprise risk management, digital transformation, regulatory compliance, incident response, mergers and acquisitions, and operations makes him particularly qualified for service on our Board.

All directors of the Company hold office until the next ensuing annual meeting of stockholders or until their respective successors are duly elected and qualified. All officers of the Company are elected annually by the Board and serve at the discretion of the Board. There are no family relationships between any director or officer of the Company and any other such person.

Stockholder Approval

The affirmative vote of a plurality of the 17,615,006 shares of Common Stock outstanding present in person or by proxy at the Meeting is required for the election of each of the nominees for director.

The Board recommends a vote “FOR” the election of such nominees.

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CORPORATE GOVERNANCE

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met 19 times during the 2020 fiscal year. During fiscal year 2020, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings of all committees of the Board on which he served (during the period that he served).

Director Independence

Each of Anthony J. LeVecchio, James F. Gero, Katrinka B. McCallum, Jamie M. Schnur, and Gregory K. Wilson are “independent” members of our board of directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2).

Family Relationships

There are no family relationships between any director, nominee for director, or officer of the Company and any other such person.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.

While overall enterprise-wide risk management is ultimately the responsibility of the Board, the Audit Committee is delegated with the authority to oversee the identifying, assessing, and monitoring of such risks, delegating authority for discrete risk management oversight to the appropriate committees of the Board or to a Risk Oversight sub-committee of the Audit Committee. The Audit Committee shall report regularly to the Board at-large on its activities in risk oversight, pass along reports from any Committees or sub-committees with oversight authority, and make recommendations for any changes, modifications, improvements, or expansions of the Company’s risk assessment and management policies and procedures.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Business Conduct and Ethics designed to ensure that directors, officers and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

The Company has not adopted any practices or policies regarding the ability of our employees (including officers) or Directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock either granted to the employee or director by the Company as part of the compensation of the employee or director; or held, directly or indirectly, by the employee or director.

 Committees

The Board has established Audit, Compensation, and Nominating and Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are described below.

Audit Committee. The Audit Committee for fiscal year 2020 was composed of Donald M. Johnston (Chair), James F. Gero, Anthony J. LeVecchio, and Dale A. Booth. Mr. Johnston will serve as the Chair of our Audit Committee and its financial expert until his term expires following this year’s Annual Meeting. Mr. Booth will likewise no longer serve as a member of the Audit Committee following this year’s Annual Meeting. Ms. McCallum joined our Audit Committee as a member upon her appointment to our Board in February 2021, and upon Mr. Johnston’s retirement, she will assume the responsibilities as chair of our Audit Committee and serve as its financial expert. The duties and functions performed by our Audit Committee are set forth in the “Report of the Audit Committee.” Each member of our Audit Committee is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Audit Committee is governed by a written charter, which was amended and restated by the Board on September 14, 2020, and is included under the “investor relations” section on the Company’s website, www.intrusion.com. The Audit Committee held 6 meetings during fiscal year 2020.

5

Compensation Committee. The Compensation Committee for fiscal year 2020 was composed of Mr. Gero (Chair), Mr. Booth, Mr. LeVecchio, and Mr. Johnston, each of whom was an independent director, as defined by Nasdaq Rule 5605(a)(2). Ms. McCallum joined our Compensation Committee in March of 2021. The Compensation Committee met 5 times during the 2020 fiscal year. The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers, key employees and directors of the Company. The Compensation Committee also administers the Company’s equity incentive plan for officers, key employees and directors, and the Company’s incentive bonus programs for executive officers and employees. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom awards shall be granted, the number of shares to be covered by each award and the time or times at which awards shall be granted pursuant to the equity incentive plan. The Compensation Committee is governed by a written charter that was approved by the Board on September 14, 2020 and is included under the “investor relations” section on the Company’s website, www.intrusion.com. Neither Mr. Johnston nor Mr. Booth will serve on the Compensation Committee following this year’s Annual Meeting. Ms. McCallum was appointed as a member of the Compensation Committee in March of 2021.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of Mr. Gero (Chair), Mr. Booth, Mr. LeVecchio, and Ms. McCallum, each of whom is an independent director, as defined by Nasdaq Rule 5605(a)(2). The Nominating and Governance Committee was newly formed on August 17, 2020 and is governed by a written charter that was approved by the Board on September 14, 2020 and is included under the “investor relations” section on the Company’s website, www.intrusion.com. The Nominating and Governance Committee did not meet formally at any time during 2020. Mr. Booth will not serve on this committee following this year’s Annual Meeting. Both of our director nominees who were not previously serving on our Board were recommended for nomination by one or more of the current members of our Board. The Nominating and Governance Committee is actively searching for a candidate to take a position as a seventh member of our Board, and would expect to name such an additional director sometime during the remainder of 2021.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Whitley Penn LLP, the Independent Registered Public Accounting Firm to the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Whitley Penn LLP required by applicable requirements of the PCAOB regarding Whitley Penn LLP’s communications with the Audit committee concerning independence, and the Audit Committee has discussed with Whitley Penn LLP its independence.

The Audit Committee discussed with Whitley Penn LLP the overall scope and plans for their audit. The Audit Committee meets with Whitley Penn LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held six meetings during fiscal year 2020.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of Whitley Penn LLP as the Company’s Independent Registered Public Accounting Firm.

Respectfully submitted,

AUDIT COMMITTEE
of the Board of Directors

Donald M. Johnston, Audit Committee Chair

Anthony J. LeVecchio, Audit Committee Member
James F. Gero, Audit Committee Member
Dale A. Booth, Audit Committee Member

Katrinka B. McCallum, Audit Committee Member

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REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is responsible for administering the compensation programs of the executive officers. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may consider recommendations from the Chief Executive Officer with respect to goals and compensation of the other executive officers. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee and recommended to the full Board for ratification.

The Compensation Committee is responsible for administering all of the Company’s equity-based plans. The Compensation Committee also periodically reviews compensation and equity-based plans and makes its recommendations to the board with respect to these areas.

It is the opinion of the Compensation Committee that the executive compensation policies and plans, including, without limitation, the Amended 2005 Stock Incentive Plan, the 2015 Stock Incentive Plan, and the proposed 2021 Intrusion Inc. Omnibus Incentive Plan provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Respectfully submitted,

COMPENSATION COMMITTEE
of the Board of Directors

James F. Gero, Compensation Committee Chair

Anthony J. LeVecchio, Compensation Committee Member
Dale A. Booth., Compensation Committee Member
Donald M. Johnston, Compensation Committee Member

Katrinka B. McCallum, Compensation Committee Member

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes the material elements, objectives and principals of Intrusion’s executive compensation program, compensation decisions made in 2020 and 2021 (through the date of this proxy statement filing) and the factors the Compensation Committee considered in making those decisions.

Compensation Setting Process

The Compensation Committee generally reviews and makes its decisions regarding the annual compensation of each “named executive officer” (or “NEO”) at its regular meetings each February. These decisions include determining the prior year’s performance for Bonus/ Incentive Plan payouts and adjustments to base salary, establishing target incentive opportunities and applicable performance objectives for the current year’s 2021 Incentive Plan Awards and granting long-term equity-based incentive awards for the current year. The Compensation Committee also adjusts compensation as necessary at other times during the year, such as in the case of promotions, other changes in employment status, significant corporate events, or for competitive purposes. In conjunction with the CEO, the Compensation Committee assesses the impact of our NEO’s during the year and overall value to Intrusion, specifically considering:

•	the NEO’s leadership skills;
•	recommendations from our CEO (discussed in the following paragraphs) and the independent compensation consultant;
•	impact on strategic initiatives;
•	performance in the NEO’s primary area of responsibility;
•	the NEO’s role and trajectory in succession planning and development; and
•	other intangible qualities that contribute to corporate and individual success.

Annually, our CEO provides the Compensation Committee with an evaluation of his own performance that is based, in large part, upon the Company performance metrics. The Compensation Committee evaluates our CEO on these and other criteria, and his total compensation package is determined entirely by the Compensation Committee, based on its evaluation and input from the compensation consultant, and reflects his performance, Intrusion’s performance and competitive industry practices. Each year, our CEO evaluates each of the other NEOs and makes compensation recommendations to the Compensation Committee. In developing his recommendations, the CEO considers input from the independent consultant, as well as performance against the Company performance metrics and each NEO’s performance against his or her individualized goals. The compensation consultant reviews and provides comments to the Compensation Committee on our CEO’s recommendations.

Independent Compensation Consultant

Under its charter, the Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant. After an extensive review of proposals from several leading compensation consultants, the Committee determined to retain Longnecker & Associates (“Longnecker”) as its independent compensation consultant effective beginning August 2020. The Committee did not engage any other consultants to provide executive compensation consulting services on its behalf during the 2020 fiscal year. Longnecker assists the Compensation Committee in developing a competitive total compensation program that is consistent with our philosophy of goal-oriented pay for performance and that allows us to attract, retain and motivate talented executives. For 2020, Longnecker’s services included providing an annual analysis of the compensation of our officers and directors, and their counterparts at peer companies. The analysis compares each element of compensation and total direct compensation awarded by Intrusion and by our peers to our respective executive officers and directors. In addition, for 2020, Longnecker helped the Compensation Committee consider the allocation between AIP and long-term equity-based compensation and between the types of long-term equity-based incentive awards. The Compensation Committee reviewed Longnecker’s independence at the time the firm was initially retained in 2020.The Compensation Committee determined that there were no conflicts of interest as a result of this engagement. Specifically, the Compensation Committee determined that Longnecker was an independent adviser based on the following considerations:

•	Longnecker supplies no services to Intrusion other than those as advisor to the Compensation Committee.
•	Longnecker has implemented a stock trading policy to prevent its consultants from trading client stock inside of client black- out trading periods. Additionally, if any consultants purchase client stock, the owners of Longnecker must be notified as well as the client.
•	Neither Longnecker nor its representatives to Intrusion maintains any business or personal relationship with any executive officer or Compensation Committee member that would impact independence or that would create any conflict of interest.
•	Neither Longnecker nor its representatives (including their immediate family members) owns any Intrusion stock.

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Executive Officers

The following table sets forth the names and ages of all our NEOs, their respective positions with the Company, and the period during which each has served as an executive officer.

Name of Officer	Age	Position(s)	Officer Since
Jack B. Blount	69	President, Chief Executive Officer, and Director	2020
B. Franklin Byrd	56	Chief Financial Officer	2020
T. Joe Head	64	Vice Chair, Vice President and Director	2003

The biography for Jack B. Blount is provided in “Proposal One – Election of Directors.”

T. Joe Head is co-founder of the Company and has served as a director since the Company’s inception in September 1983 continually until the election of directors at this year’s Annual Meeting. Mr. Head was named Vice Chair of the Board of Directors in June 2000 and was named Vice Chair and Vice President on February 14, 2003. He also served as Senior Vice President from 1983 until 1998 and Executive Vice President from 1998 until June 2000. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics, from 1980 to 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A&M University.

B. Franklin Byrd was appointed on December 1, 2020, to replace Michael L. Paxton, who retired from that position. Mr. Byrd brings more than 25 years of experience in finance, accounting and compliance to the Company, having actively participated in the financing and management of over $9 billion of debt and equity transactions, both public and private. He also brings significant scaling experience with early stage and high-growth entities to the table, having participated in taking three entities public. Prior to joining Intrusion, Inc., Byrd served as CFO for Peak Nano Systems, LLC, a position he held since 2018. There, he was responsible for completing critical financings and scaling back office operations for the company. From 2016 – 2018, he served as Managing SVP of operations and Finance for Transwestern Commercial Services, LLC, during which time he served as interim CFO for that company’s investment group during a period of significant transition and growth. Byrd has also served as vice president of finance for Hunt Power L.P., a division of Hunt Consolidated Inc., from 2009 to 2016. During his time at Hunt, Byrd had divisional CFO responsibilities in which he oversaw financial vision, direction, and leadership for the construction and investment of electric infrastructure assets. Additionally, he set up multiple Real Estate Investment Trust (REIT) companies, including deal structuring, finance, financial reporting and compliance. Byrd is a Certified Public Accountant and currently serves on the Financial Executives International Association. He’s also an active member of The American Institute of CPAs and the Texas Society of Certified Public Accountants. He earned B.B.A.s in both finance and accounting from Texas A&M University, and his M.B.A., with honors, from Houston Baptist University.

All executive officers of the Company are elected annually by the Board and serve at the discretion of the Board. There are no family relationships between any director or executive officer and any other such person.

Highlights of Executive Compensation Program Policies and Practices

The executive compensation program for the NEOs includes many best practice features that are intended to enhance the alignment of compensation with the interests of Intrusion’s stockholders.

What We Do	What We Don’t Do
Majority of NEOs compensation is at risk and performance based, which links pay to performance	No reward to executives for excessive, inappropriate or unnecessary risk-taking

Financial performance metrics underlying long-term incentive awards are objective and aligned with stockholders’ interests	No margin, derivatives or speculative transactions, such as hedges, pledges and margin accounts

Engage an independent compensation consultant	No individual supplemental executive retirement arrangements

Compensation Peer Group reviewed annually	No backdating or repricing of stock options

Offer minimal perquisites	We do not provide for excise tax gross-ups

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2020 Principal Elements of Executive Compensation

Element	Purpose
Base Salary:	Provide market competitive level of fixed compensation for the fundamental duties required of the position to attract and retain talent

Annual Cash Incentive Award:	Motivate and reward performance achievement against stated annual Company and individual goals.

Annual Long-Term Equity Incentive Award:	Reward creation of long-term stockholder value and achievements consistent with our long-term business strategies.

Base Salary

The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to the following without specific weighting:

•	salaries paid to executives with similar responsibilities at companies of a comparable size and sales volume, primarily in the high technology industry;
•	each officer’s performance; and
•	the Company’s overall financial results.

The Compensation Committee believes that other companies likely compete with the Company for executive talent and that the Company must offer salaries within a competitive market range to attract and retain talented executives. However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation.

Bonus

To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of short-term, variable incentive pay. The incentive cash bonus program for executives is established annually by the Compensation Committee based upon the Company’s achievement of sales and/or net income targets established at the beginning of the fiscal year. The incentive plan for executives requires a threshold level of Company financial performance before any incentives are awarded. Once the threshold objective for sales and/or net income of a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year.

At the beginning of fiscal year 2019, the Compensation Committee adopted the 2019 management incentive plan. Under the terms of the 2019 management incentive plan, the bonus payable to each executive officer was based on sales targets. Intrusion utilized this same plan structure for 2020.

Bonuses Awarded

In fiscal year 2020, the Company did not achieve its targeted sales goal and did not reach its threshold level of sales for bonuses. Per the employee incentive plan, the Company did not award full-time, non-commissioned employees a bonus. This included our three executive officers.

Stock Option and Equity Incentive Programs

The goal of the Company’s short and long term equity-based incentive awards is to align the interests of executive officers with the Company’s stockholders. The Compensation Committee determines the value allocated to equity-based incentives according to each executive’s position within the Company, individual performance, contributions to achievement of corporate objectives and related factors, and grants stock options to create a meaningful opportunity for stock ownership. In early 2021, the Board approved a new performance based compensation plan that is benchmarked to its peer group and provides for short and long term incentives in the form of cash, stock option grants, and performance stock unit awards when performance meets or exceed expectations.

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Stock Options Granted

The Company grants stock option awards to the executive officers and key employees in order to retain their services and increase their performance potential to help attain long-term goals of the Company. However, there has been no set formula for the granting of awards to individual executives or employees. In each of the past three fiscal years, 2020, 2019 and 2018, the Company has granted stock options to purchase 403,000, 34,000 and 24,000 shares of the Company’s Common Stock, respectively. Of these amounts, options to purchase 250,000 shares have been granted to one of the Named Executive Officers during the past three years. During fiscal year 2020, a total of 3 non-employee directors received stock options to purchase an aggregate of 34,000 of the outstanding shares of Common Stock.

Timing of Grants

Stock awards to executive officers and other key employees are typically granted annually in conjunction with the review of the individual’s performance. This review typically takes place in January. Stock option awards were granted to non-employee directors on the date of the annual meeting of stockholders under with the terms of the 2015 Plan. Grants to newly hired employees are effective on the first Compensation Committee meeting following the employee’s first day of employment, after approval by the committee. The exercise price of all stock options is set at the then current day’s closing price of the Common Stock.

Stock Ownership Guidelines

The Company does not have any standard stock ownership guidelines. However, all executives are encouraged to retain stock options and other shares that they directly own.

Perquisites

The Company limits the perquisites that are made available to executive officers. The Company does not have a pension program for executives or employees.

The perquisites provided by the Company in fiscal year 2020 are as follows. All employees who participated in the Company’s 401(k) plan may receive up to $2,700 in matching funds. All of the Named Executive Officers who participated in the 401(k) plan received matching funds. The health and life insurance plans are the same for all employees. In general, all employees and dependents base health premiums are paid 70% by Intrusion and 30% by the employees. All employees are also provided life insurance up to $50,000. This policy is the same for all employees, including executive officers.

Grants of Plan-Based Awards During Fiscal Year 2020

The Company grant options to acquire 250,000 shares of Common Stock to one of our Named Executive Officers during fiscal year 2020.

Employment Agreements

Neither the Company nor its subsidiaries has any employment agreements with any of its Named Executive Officers

2021 Executive Compensation Actions

The Compensation Committee engaged Longnecker, its independent compensation consultant, to review the overall competitiveness of our executive compensation program for 2021, with continued focus on aligning management compensation with performance and Intrusion’s general strategy. Based on this review and the continued evolution of Intrusion’s strategic direction, we have made material adjustments to our compensation programs for executive officer, which are described below.

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Peer Group

The Compensation Committee refers to data regarding compensation awarded to similarly-situated officers by companies in the Compensation Peer Group to ensure that our NEOs’ base salaries, target award opportunities and long-term equity grants are competitive. This group was developed taking into consideration metrics including revenue, market capitalization, enterprise value, operational complexity, assets and the availability of compensation data. The composition of this peer group is reviewed periodically. The 2021 Compensation Peer Group is as follows:

2021 Compensation Peer Group
A10 Networks, Inc.	eGain Corporation	One Stop Systems, Inc.
Absolute Software Corporation	GTY Technology Holdings Inc.	SharpSpring, Inc.
American Software, Inc.	Identive, Inc.	Smith Micro Software, Inc.
Asure Software, Inc.	Innodata Inc.	Synacor, Inc.
AudioEye, Inc.	Intelligent Systems Corporation	Veritone, Inc.
CYREN Ltd.	Issuer Direct Corporation

Base Salary

The Compensation Committee reviews base salaries on an annual basis, at the time of a promotion or changes in responsibilities and when market conditions warrant. Base salaries for our NEOs are based on an evaluation of the following criterion:

•	the complexity of their respective positions and specific technical experience required;
•	experience and tenure;
•	the base salaries of comparable positions at Peer Group companies;
•	competitive market conditions; and
•	internal pay equity among our senior executives.

Salary adjustments are approved by the Compensation Committee in the first quarter of each year. The timing of these salary adjustments allows the Compensation Committee to consider the audited financial results of our Peer Group companies and allows for disclosure in our proxy our current compensation decisions. In December 2020, the Committee’s independent consultant reviewed the NEO’s base salaries compared to Peer Group data and broader market data and initially recommended increases consistent with market competitive rates for similar positions. The Committee considered the recommendations of Longnecker and management and the Committee recommended, and the Board approved, the following base salaries effective January 1, 2021.

Officer	Title	2020 Base Salary(1)	Increase (%)	Increase ($)	2021 Base Salary
Jack B. Blount	President and Chief Executive Officer	$250,000	60%	$150,000	$400,000
T. Joe Head	Senior Vice President of Sales Engineering	$270,000	0%	$0	$270,000
Franklin Byrd	Chief Financial Officer	$275,000	0%	$0	$275,000

______________________

(1) Annualized Salary.

Proposed 2021 Intrusion Inc. Omnibus Incentive Plan

In correlation to Intrusion’s strategic direction for efficient growth, our Compensation Committee requested Longnecker provide market data and statistics relating to competitive structural components and elements, inclusive of performance thresholds and associated payout levels based on achievement. Based on this feedback and additional market research, we have adopted updated performance measures in our proposed 2020 Intrusion Inc. Omnibus Incentive Plan (or our “2021 Incentive Plan”). Specifically, in order to help us achieve our overall short- and long-term goals as an organization, we have restructured our 2021 Incentive Plan to design a performance driven plan that uses revenue and EBITDA as operating metrics and provides targets for both. Performance Based Plan Awards comprise a significant portion of our executives’ total compensation package, and the new and updated metrics incorporated into the 2021 Incentive Plan are intended to reward executives for performance in areas that are critical to our success. The Compensation Committee believes the 2021 metrics are well-aligned with our focus on providing goal-oriented pay to our executive officers and, coupled with our long-term equity incentive award program, our stockholders’ interests.

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Long-term Incentive Plan

In 2021, we intend to grant our NEOs long-term equity-based incentive awards. The Compensation Committee with the assistance from the independent consultant will determine the amount of these awards, as well as the mix of time- and performance-based awards. The Compensation Committee seeks to balance retention (time-based option awards) with performance (goal oriented performance vesting), which tie compensation to long-term Company and shareholder value creation. The 2021 long-term equity-based incentive awards are planned to be in the form of time-based stock options (50% of the total) and performance-based RSUs (50% of the total). Additionally, the number of performance-based RSUs awarded are equally split between Absolute Revenue and Absolute EBITDA. Further, as a way to achieve retention of key executives, we expect that the 2021 stock option awards will vest in equal quarterly installments over a four-year period. Performance-based RSUs cliff are expected to vest after three-years.

Summary Compensation Information

The following table sets forth certain summary information regarding all cash compensation earned by the Company’s Chief Executive Officer, Chief Financial Officer and each of the Company’s other two executive officers for the last two fiscal years in all capacities in which they served the Company and its subsidiaries for such period. The individuals listed below have been determined by the Company to be its “Named Executive Officers”.

2020 SUMMARY COMPENSATION TABLE (1)

Name and Principal Position	Year	Salary	Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
Jack B. Blount	2020	$180,000	–	$713,604	$1,346	$894,950
President, Chief Executive Officer, and Director (5)	2019	–	–	–	–	–

B. Franklin Byrd,	2020	20,000	–	–	–	20,000
Chief Financial Officer (6)	2019	–	–	–	–	–

T. Joe Head,	2020	281,000	–	–	2,809	283,809
Vice-Chair, Vice President and Director	2019	270,000	116,200	–	2,640	388,840

Michael L. Paxton,	2020	293,000	–	–	1,950	294,950
Former Chief Financial Officer, Treasurer and Secretary (7)	2019	195,000	11,700	–	1,890	208,590

(1)	No stock awards were paid, no non-equity incentive plan compensation was paid, and no pension or non-qualified deferred compensation earnings were charged to the Named Executive Officers for the last two fiscal years. These columns have been omitted from the table.
(2)	Includes bonus compensation and/or commission earned during the fiscal year indicated, a portion of which may have been or will be paid during the subsequent fiscal year.
(3)	Represents the aggregate grant date fair value computed in accordance with the FASB ASC Topic 718. The FASB ASC Topic 718 full grant date fair value and will be expensed and reported as the option vests for each Named Executive Officer. A complete discussion of the assumptions used to calculate such values can be found in the Company’s 2020 Annual Report on Form 10-K, which accompanies this Proxy Statement.
(4)	This amount includes the annual employer matching contributions under the Company’s tax qualified Section 401(k) Savings Plan.
(5)	Mr. Jack B. Blount was appointed Chief Executive Officer, President, and Director on May 27, 2020; therefore, no compensation was paid to Mr. Blount for fiscal year 2019.
(6)	Mr. Byrd was appointed Chief Financial Officer effective December 1, 2020; therefore, no compensation was paid to Mr. Byrd for fiscal year 2019.
(7)	Mr. Michael Paxton resigned his positions as Chief Financial Officer, Secretary and Treasurer effective December 1, 2020.

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Employment Agreements

Neither the Company nor its subsidiaries has any employment agreements with any of its Named Executive Officers

Outstanding Equity Awards at the End of Fiscal Year 2020

The following table sets forth information with respect to the options outstanding by the Named Executive Officers held at fiscal year-end.

2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#) (1)	Option Exercise Price ($)	Option Expiration Date (2)
Name	Exercisable	Unexercisable
Jack B. Blount	–	250,000	$4.30	05/22/30
B. Franklin Byrd	–	–	–	–
T. Joe Head	80,000	–	0.70	02/03/21
	70,000	–	0.65	02/09/22
	50,000	–	0.48	02/07/23
	50,000	–	1.80	02/06/24
Michael Paxton	–	–	–	–

(1)	Options become exercisable in three equal annual installments beginning on the first anniversary date of grant.
(2)	The expiration date of each option occurs between ten years after the date of grant of each option.

DIRECTOR COMPENSATION

Overview of Compensation and Procedures

Similarly to the setting of executive compensation, the Compensation Committee reviews the level of compensation of non-employee Directors on an annual basis. The Company has historically used data from a number of different sources to determine the compensation for non-employee Directors. Some examples of the data used include:

•	publicly available data describing director compensation in peer companies; and
•	survey data collected by the Company.

We compensate non-employee members of the Board through a mixture of cash and equity-based compensation. Each non-employee Director receives a cash retainer fee of $1,200 per month. Each non-employee Director also receives a fee of $1,200 for each meeting of the Board attended (excluding telephonic meetings) and for each meeting of a committee of the Board attended (exclusive of committee meetings held on the same day as Board meetings). Each non-employee Director also receives a fee of $600 for each telephonic meeting attended. Each non-employee Director is also reimbursed for all reasonable expenses incurred in attending such meetings. No Director who is an employee of the Company receives any fees for service as a Director. However, Jack B. Blount and T. Joe Head each earned compensation for his services to the Company as an employee as set forth in the Summary Compensation Table. Neither Mr. Blount nor Mr. Head received any additional fees for their services as a Director.

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Under the Automatic Option Grant Program of the 2015 Plan, each non-employee Director was automatically granted an option to purchase 10,000 shares of Common Stock upon joining the Board and an option to purchase 8,000 shares of Common Stock on the date of each annual stockholder meeting as long as the director has served at least three months prior to the date of grant. No Automatic Option Grants were or will be granted under the 2015 for non-employee directors in 2021.

2020 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Jack B. Blount President and Chief Executive Officer	–	$713,604	$713,604
T. Joe Head, (1)(*)	–	–	–
Vice Chair of the Board
Anthony J. LeVecchio Board Chair	8,400	49,846	58,246
Dale A. Booth, (2)	22,200	20,818	43,018
Board Member(*)
James F. Gero, (2)	22,200	20,818	43,018
Board Member
Donald M. Johnston, (2)	22,200	20,818	43,018
Board Member (*)
Katrinka B. McCallum (4) Board Member	–	–
Michael L. Paxton Former Chief Executive and Chief Financial Officer, Interim Board Chair, and Member (1)	–	–

______________________

*Term as Board Member expires at the 2021 Annual Meeting.

(1)	Mr. Blount and Mr. Head are employee directors of the Company, and Mr. Paxton was an employee director for a portion of 2020. All compensation paid to them is paid for their services as employee executives of the Company, which are detailed in the 2020 Summary Compensation Table. No additional fees were paid for their services as Directors of the Company as noted above.
(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The FASB ASC Topic 718 full grant date fair value of $20,818 for Mr. Gero, Mr. Johnston and Mr. Booth, and $49,846 for Mr. LeVecchio which will be expensed and reported as the options vests for each non-employee director. Refer to Note 9 “Stock Options”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on March 9, 2021 for the relevant assumptions used to determine the valuation of the stock option awards.
(3)	The following are the aggregate number of option awards outstanding that have been granted to each of the non-employee directors as of December 31, 2020: Mr. Gero – 105,000; Mr. Johnston – 116,500; Mr. LeVecchio – 10,000, and Mr. Booth – 58,000.
(4)	Ms. McCallum began serving as a director in February of 2021.

2021 Director Compensation Actions

In February 2021, the Compensation Committee considered the compensation of the non-employee directors, seeking the input of the full Board of Directors as appropriate, and Longnecker provided a report on director compensation to the Compensation Committee for its use in setting director pay for the 2021 compensation period. Overall, Longnecker’s report showed that our previous non-employee director compensation program was not aligned with market trends or practices, resulting in difficulty recruiting key Director talent. Based on this report and the considerations described above, the Board of Directors determined changes to the non-employee director compensation program were necessary. Specifically, the Director Compensation program was adjusted to align more closely to the market 50th percentile, in value and structure, to that of the 2021 Compensation Peer Group as outlined under “Peer Group”. Specifically, in recognition of the significant oversight responsibilities and time commitment involved in the roles of the Chair of the Board and Committee Chairs relative to other Board members, in 2021 Intrusion will provide additional cash retainers. Compensation for non-employee directors for the 2021 compensation period is to be as follows:

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Component of Compensation	2020	2021

Annual Cash Retainer	$1,200/month	$30,000
Board/Committee Meeting Fees	$1,200	–
Annual Equity Award	8,000 Options	(1)
Board Chair	–	$30,000
Audit Committee Chair	–	$12,500
Compensation Committee Chair	–	$12,500

(1)Expected to Be In The Form of A Specified Dollar Value of Restricted Stock Unit Awards on the Date of Award.

NOMINATION OF DIRECTORS

In nominating and evaluating candidates to determine if they are qualified to become Board members, the Nominating and Governance Committee considers a number of attributes, including:

•	personal and professional character, integrity, ethics and values, without regard to race, religion, gender or national origin;
•	general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company;
•	strategic planning abilities and experience;
•	aptitude in accounting and finance ;
•	expertise in domestic and international markets;
•	experience in the network security or telecommunications industry;
•	understanding of relevant technologies;
•	academic expertise in an area of the Company’s operations;
•	communications and interpersonal skills; and
•	practical and mature business judgment.

The Nominating and Governance Committee also evaluates Board members’ and nominees’ service on the boards of other public companies. These directors also evaluate candidates identified by their personal contacts and other Board members.

The Nominating and Governance Committee will also consider nominees proposed by stockholders. Although the Company has no formal policy regarding stockholder nominees, stockholder nominees are viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. To recommend a prospective nominee for consideration, stockholders should timely submit the candidate’s name and qualifications to the Company’s Secretary in writing at 101 East Park Blvd., Suite 1300, Plano, TX 75074. There have been no changes to the procedures by which stockholders may recommend nominees to the Board since the date of the Company’s proxy statement for its 2020 annual meeting of stockholders. The Nominating and Governance Committee annually reviews the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, skills, experience and industry backgrounds in the context of the needs of the Board and the Company. Directors are expected to exemplify the highest standards of personal and professional integrity; and to constructively challenge management through their active participation and questioning.

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Communication with the Board

The Company does not have formal procedures for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Secretary at the address of the Company indicated above, with a request to forward the same to the intended recipient. In general, all stockholder communication delivered to the Company’s Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions, unless the Secretary believes the question or issue may be addressed adequately by the Company’s investor relations department. However, the Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials. The Board believes that more formal procedures are not necessary to permit shareholder’s adequate access to its members.

Policy Regarding Board Attendance at Stockholders Meetings

Although it has no formal policy requiring attendance, the Company encourages all directors to attend all meetings of stockholders. All of the members of the Board who were directors at the time attended the 2020 annual stockholders meeting.

Code of Business Conduct and Ethics

All of the Company’s directors and employees are required to abide by the Company’s Code of Business Conduct and Ethics, which the Company adopted on September 14, 2020 (the “Code”) to insure that the Company’s business is conducted in a consistently legal and ethical manner and to avoid instances of insider trading. The Code cover areas of professional conduct that include conflicts of interest, fair dealing and the strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The full text of the Code is published on the Company’s website at under the investor relations tab at www.intrusion.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on the Company’s website within four business days following the date of such amendment or waiver. Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Code. This request should be directed to the Company’s Secretary at 101 East Park Blvd., Suite 1300, Plano, TX 75074.

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PROPOSAL TWO

PROPOSAL TO APPROVE THE 2021 INTRUSION OMNIBUS INCENTIVE PLAN

Stockholders are being asked to approve the new 2021 Intrusion Omnibus Incentive Plan (the “2021 Incentive Plan”) and to authorize 2,500,000 shares of Common Stock for issuance under the 2021 Incentive Plan. The Board approved the 2021 Incentive Plan on March 25, 2021, and if approved by the stockholders will become effective on May 18, 2021.

The 2021 Incentive Plan will serve as a replacement for the 2015 Stock Incentive Plan which exhausted all of the 600,000 shares available for issuance thereunder in March of 2021. The approval of the 2021 Incentive Plan will have no effect on the 2015 Plan or any options granted pursuant to the 2015 Plan. All options will continue with their existing terms and will be subject to the 2015 Plan, as applicable. No additional options are available to be granted under the 2015 Plan.

The adoption of the 2021 Incentive Plan will allow the Company to continue to provide a comprehensive equity incentive program for the Company’s officers, employees and non-employee Board members to encourage these individuals to remain in the Company’s service and to more closely align their interests with those of the stockholders. The Company relies significantly on equity incentives in the form of equity grants in order to attract and retain key employees, and it believes that equity incentives are necessary for it to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

PLAN SUMMARY

The following is a summary of the principal features of the 2021 Incentive Plan. The summary, however, is not a complete description of all the provisions of the 2021 Plan. The full text of the proposed 2021 Incentive Plan is attached to this proxy statement as Appendix A. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Corporate Secretary, c/o Intrusion Inc., 101 East Park Blvd, Suite 1300, Plano, Texas 75074.

Purpose.

The purpose of the 2021 Incentive Plan is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

Administration

The 2021 Incentive Plan will be administered the Compensation Committee of our board of directors or such other committee of our board of directors to which it has properly delegated power, or if no such committee or subcommittee exists, our board of directors. To the extent required by applicable law, rule or regulation, it is intended that each member of the Compensation Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable.

The Compensation Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2021 Incentive Plan and any instrument or agreement relating to, or any award granted under, the 2021 Incentive Plan (each, an “Award”); establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee deems appropriate for the proper administration of the 2021 Incentive Plan; adopt sub-plans; and to make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2021 Incentive Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded, the Compensation Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2021 Incentive Plan.

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Unless otherwise expressly provided in the 2021 Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2021 Incentive Plan or any Award or any documents evidencing Awards granted pursuant to the 2021 Incentive Plan are within the sole discretion of the Compensation Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any Award, and any of our stockholders. The Compensation Committee may make grants of the following Awards to eligible persons (“Eligible Persons”) pursuant to terms and conditions set forth in the applicable Award agreement, including subjecting such Awards to performance criteria listed in the 2021 Incentive Plan.

•	Stock Option Awards,
•	Stock Appreciation Right Awards,
•	Restricted Stock and Restricted Stock Unit Awards,
•	Performance Awards,
•	Other Stock-Based Awards and Cash-Based Awards

Eligible Shares

The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the 2021 Incentive Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) shares. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If any shares of Common Stock are (i) withheld to satisfy tax withholding obligations on an Award issued under the Plan, (ii) tendered in order to satisfy the exercise price due with respect to an Award issued under the Plan, or (iii) repurchased by the Company using proceeds received upon exercise of a Stock Option, the number of shares of Common Stock so withheld, tendered or repurchased, as applicable, shall not be available for purposes of future Awards under the Plan. If a Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. No shares have yet been issued nor Awards granted under the 2021 Incentive Plan.

Eligible Persons

Any Employee of the Company or any of its affiliates, any independent Non-Employee Director, or person who is an advisor or consultant to the Company designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth in the Plan (an “Eligible Person”) shall be permitted to participate (a “Participant”) under the 2021 Incentive Plan. Only Eligible Persons who are also employees of the Company or its affiliates are eligible to receive Incentive Stock Options under the 2021 Incentive Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the 2021 Incentive Plan shall be determined by the Compensation Committee in its sole discretion. As of March 25, 2021, approximately 87 employees, including three Executive officers, and four Non-Employee-Directors would qualify as Eligible Persons and potential Participants in 2021 Incentive Plan

Plan Awards.

Stock Options.    The Compensation Committee may grant non-qualified stock options and incentive stock options to Eligible Persons, under the 2021 Incentive Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2021 Incentive Plan. All stock options granted under the 2021 Incentive Plan are required to have a per share exercise price that is not less than 100% of the fair market value of the Company’s Common Stock underlying such stock options on the date such stock options are granted (other than in the case of options that are substitute Awards). All stock options that are intended to qualify as incentive stock options must be granted pursuant to an Award agreement expressly stating that the options are intended to qualify as incentive stock options and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum term for stock options granted under the 2021 Incentive Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of our Common Stock is prohibited by our insider trading policy (or “blackout period” imposed by the Company), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares as to which a stock option is exercised may be paid, to the extent permitted by law, (i) in cash or its equivalent at the time the stock option is exercised; (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Compensation Committee (so long as such shares have been held by the Participant for at least six months or such other period established by the Compensation Committee to avoid adverse accounting treatment); or (iii) by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation, (A) in other property having a fair market value on the date of exercise equal to the purchase price, (B) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased or (C) through a “net exercise” procedure effected by withholding the minimum number of shares needed to pay the exercise price. Any fractional shares of Common Stock will be settled in cash.

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Stock Appreciation Rights.  The Compensation Committee may grant stock appreciation rights under the 2021 Incentive Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2021 Incentive Plan. The Compensation Committee may award stock appreciation rights in tandem with options or independent of any option. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Compensation Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock, over (B) the strike price per share, times (ii) the number of shares of Common Stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Compensation Committee at the time of grant but in no event may such amount be less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted Awards).

Restricted Stock and Restricted Stock Units.   The Compensation Committee may grant restricted shares of our Common Stock or restricted stock units, representing the right to receive, upon vesting and the expiration of any applicable restricted period, one share of Common Stock for each restricted stock unit, or, in the sole discretion of the Compensation Committee, the cash value thereof (or any combination thereof). As to restricted shares of our Common Stock, subject to the other provisions of the 2021 Incentive Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of Common Stock, including, without limitation, the right to vote such restricted shares of Common Stock. Participants have no rights or privileges as a stockholder with respect to restricted stock units.

Performance Awards. The Compensation Committee may grant a Performance Award to a Participant payable upon the attainment of specific performance criteria. If the Performance Award is payable in shares of Common Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Criteria. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Criteria either in cash or in shares of Common Stock (based on the then current fair market value of such shares), as determined by the Compensation Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Compensation Committee may from time to time approve.

Other Equity-Based Awards and Cash-Based Awards.  The Compensation Committee may grant other equity-based or cash-based Awards under the 2021 Incentive Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2021 Incentive Plan.

Effect of Certain Events on 2021 Incentive Plan and Award

In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, issuance of warrants or other rights to acquire shares of Common Stock or other securities, or other similar corporate transaction or event that affects the shares of Common Stock (including a change in control, as defined in the 2021 Incentive Plan), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Compensation Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), being referred to as an “Adjustment Event”), the Compensation Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the 2021 Incentive Plan or any sub-plan and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price or strike price with respect to any Award, or (3) any applicable performance measures; it being understood that, in the case of any “equity restructuring,” the Compensation Committee will make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

In connection with any change in control, the Compensation Committee may, in its sole discretion, provide for any one or more of the following: (i) a substitution or assumption of Awards, or to the extent the surviving entity does not substitute or assume the Awards, the acceleration of vesting of, the exercisability of, or lapse of restrictions on Awards and (ii) cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Compensation Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other holders of our Common Stock in such event), including, in the case of stock options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of Common Stock subject to the option or stock appreciation right over the aggregate exercise price or strike price thereof.

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Nontransferability of Awards

Each Award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Compensation Committee may determine, in its sole discretion, at the time of grant or later that a non-qualified stock option may be transferred to a family member in whole or in part and in such circumstances, and under such conditions, as specified by the Compensation Committee. A non-qualified stock option that is transferred to a family member may not be subsequently transferred other than by will or by the laws of descent and distribution and will remain subject to the terms of the 2021 Incentive Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a non-qualified stock option by a permissible transferee of a non-qualified stock option or a permissible transferee pursuant to a transfer after the exercise of the non-qualified stock option shall be subject to the terms of the 2021 Incentive Plan and the applicable Award Agreement.

Amendment and Termination

Our board of directors may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the 2021 Incentive Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 422 or Section 409A of the Code), or suspend or terminate it entirely; provided, however, that, unless required by law or provided in the 2021 Incentive Plan, the rights of a Participant with respect to Awards granted before such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the 2021 Incentive Plan; (b) change the classification of individuals eligible to receive Awards under the Plan; (c) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (d) extend the maximum option period; (e) alter the Performance Criteria for Restricted Stock, Performance Awards or Other Stock-Based Awards; (f) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (g) in no event may the 2021 Incentive Plan be amended without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the 2021 Incentive Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. The Board may amend the 2021 Incentive Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Compensation Committee may amend the terms of any Award prospectively or retroactively, but no such amendment or other action by the Compensation Committee shall impair the rights of any holder without the holder’s consent.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Non-Qualified Stock Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

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Stock Appreciation Rights. There are no immediate tax consequences of receiving an Award of stock appreciation rights under the 2021 Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Restricted Stock and Restricted Stock Units. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards. The tax treatment with respect to performance awards, other stock-based awards and cash-based awards will depend on the structure of such awards.

Withholding. The Company may deduct from any payment to be made pursuant to the Plan, or to require, before the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock deliverable or by delivering shares of Common Stock already owned. Furthermore, at the discretion of the Committee, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of Common Stock, deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the Company, as determined by the Committee. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

Deductibility of Executive Compensation

As a general rule, the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2021 Incentive Plan may cause this limitation to be exceeded in any particular year.

Accounting Treatment

The Company accounts for stock options using guidance from FASB ASC Topic 718 which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

New Plan Benefits

 No Awards have been granted to date under the 2021 Incentive Plan.  In addition, benefits under the 2021 Incentive Plan will depend on a number of factors, including fair market value of the Common Stock on future dates. Consequently, it is not possible to determine the benefits that might be received by participants under the 2021 Incentive Plan.

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Future grants under the 2021 Incentive Plan will be made at the discretion of the Compensation Committee (or its designee) and, accordingly, are not yet determinable. The table below presents the benefits or amounts which would have been received by or allocated to each of the following persons for the last completed fiscal year if the 2021 Incentive Plan had been in effect.

Name and Position	Dollar Value ($)(1)	Number of Option Shares
Jack B. Blount, Chief Executive Officer	$713,604	250,000
B. Franklin Byrd	0	0
Michael L. Paxton, Former Chief Financial Officer	0	0
T. Joe Head, SVP	0	0
All Current Executive Officers as a group (3 Persons)	$713,604	250,000
All Current Directors who are not Executive Officers as a group (4 Persons)	$112,301	34,000
All employees, including all current officers who are not executive officers, as a group (17 Persons)	$584,590	119,000

(1)	Calculated based on the closing price of the Common Stock on either the OTCBQ Market or the Nasdaq Capital Markets, as may be applicable, on the date of grant.

Interests of Officers and Directors

Upon approval of Proposal Two, the Company’s executive officers, including director nominee, Mr. Blount, and the Company’s non-employee director nominees, Mr. LeVecchio, Mr. Gero, Ms. McCullum, Mr. Schnur, and Mr. Wilson, will be entitled to participate in and receive Awards under the 2021 Incentive Plan

The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by Proxy at the Meeting and entitled to vote is required for approval of the 2021 Incentive Plan.

The Board of Directors recommends a vote “FOR” this proposal.

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PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Whitley Penn LLP to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2021, subject to ratification by the Company’s stockholders at the Meeting. Whitley Penn LLP has served as the Company’s Independent Registered Public Accounting Firm since July 2009. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent auditors.

Although stockholder ratification and approval of this appointment is not required by the Company’s bylaws or otherwise, in keeping with the Company’s policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board is seeking ratification of this appointment. If the appointment is not ratified, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year. In such case, the opinions of stockholders will be taken into consideration.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees the Company has paid to Whitley Penn LLP for 2019 and 2020 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by Whitley Penn LLP before the services are performed, including all of the services described below under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.

Audit Fees. Fees billed for service rendered by our Accounting Firm for the reviews of Forms 10-Q and for the audit of the consolidated financial statements of the Company were $99,000 for 2019 and $125,000 for 2020. Fees billed for the services rendered by our Accounting Firm for the review of our registration statement on Form S-1 for our secondary offering of common stock that closed in October of 2020 were $75,000.

Audited-Related Fees. Aggregate fees billed for all audit-related services rendered by our Accounting Firm were $0 for 2019 and 2020.

Tax Fees. Aggregate fees billed for permissible tax services rendered by our Accounting Firm consisted of $12,500 for 2019 and $13,000 for 2020. These amounts include tax strategy services, preparation of sales tax returns, preparation of federal and state income tax returns, preparation of property tax and franchise tax returns and international tax issues.

All Other Fees. Aggregate fees billed for all other services rendered by our Accounting Firm consisted of $0 for 2019 and 2020.

Representatives of Whitley Penn LLP are expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the adoption of the resolution of ratification.

The Board recommends a vote “FOR” this proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 22, 2021, unless otherwise indicated, by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each director and director nominee, (3) the Company’s current executive officers and (4) all current directors, nominees, and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

Name of Beneficial Owner or Group (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Jack B. Blount (3)	41,667	*
B. Franklin Byrd	0	*
Anthony J. LeVecchio	20,000	*
Dale A. Booth (4)	70,050	*
James F. Gero (5)	515,818	2.9
Katrinka B. McCallum	0	*
T. Joe Head (6)	910,462	5.1
Jamie M. Schnur	0	*
Gregory K. Wilson	0	*
Donald Johnston (7)	91,857	*
Patsy A. Paxton	1,222,274	6.9
Michael L. Paxton (8)	1,559,951	8.9
Julie Paxton Puckett	1,701,802	9.7
Mark A. Paxton	1,407,033	8.0
James W. Harpel (9)	1,000,187	5.7
All directors, director nominees, and executive officers as a group (10 persons) (10)	1,649,854	9.2

* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)	The address for of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common is 101 East Park Blvd, Suite 1300, Plano Texas 85074, except for James W. Harpel, 525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401 and ARS Investments Partners LLC, 500 Fifth Avenue, STE 1440, New York, NY 10110.
(2)	Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act. Percentage of beneficial ownership is based on 17,615,006 shares of Common Stock issued outstanding as of March 22, 2022, 2020. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable on or before May 22, 2021 are deemed outstanding. This date has been used in order to include shares that will vest under annual director grants that will occur on May 22, 2021. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3)	Includes 41,667 shares that Mr. Blount may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 22, 2021.
(4)	Includes 58,000 shares that Mr. Booth may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 22, 2021.
(5)	Includes 60,000 shares that Mr. Gero may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 22, 2021.
(6)	Includes 100,100 shares held by the Biblical Studies Foundation in which Mr. Head is President. Includes 170,000 shares that Mr. Head may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 22, 2021.
(7)	Includes 68,000 shares that Mr. Johnston may acquire upon exercise of options that are currently exercisable or will become exercisable on or before May 22, 2021.
(8)	All shares reported are held by either the Paxton Living Trust, Michael L. Paxton and Kathryn A. Paxton, Trustees or the MKP Family, Ltd., Paxton Living Trust, General Partner.
(9)	Includes the 75,680 shares held by six trusts over which Mr. Harpel may be deemed a beneficial owner.
(10)	Includes an aggregate of 397,667 shares that may be acquired upon exercise of options of officers and directors that are currently exercisable or will become exercisable on or before May 22, 2021.

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CERTAIN TRANSACTIONS WITH MANAGEMENT

During 2020 and up until March 22, 2021, there have been no other transactions, or currently proposed transactions, between the Company and any of its executive officers, directors, director nominees, or 5% beneficial holders, or member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had an interest of more than $120,000. It is the Company’s policy that any such transaction between these individuals and the Company would require the review and approval of our Board prior to being entered into.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2020, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2022 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 8, 2022. Such proposals should be directed to Intrusion Inc., 101 East Park Blvd., Suite 1300, Plano, Texas 75074, Attention: Secretary (telephone: (972) 234-6400; telecopy: (972) 234-1467).

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the 2022 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to February 21, 2022, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2021 proxy statement.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition, Computershare has been retained by the Company to aid in the solicitation of Proxies and will solicit Proxies by mail, telephone, internet, telefax and personal interview and may request brokerage houses and nominees to forward soliciting material to beneficial owners of Common Stock. For these services, Computershare will be paid fees not to exceed approximately $3,000, plus reasonable incidental expenses.

ADDITIONAL INFORMATION AVAILABLE

Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2020 Annual Report on Form 10-K, as filed with the SEC, including the financial statements and schedules thereto. The request should be directed to the Secretary at the Company’s offices indicated above.

The Company’s 2020 Annual Report on Form 10-K accompanies this Proxy Statement. The Annual Report on Form 10-K, which includes financial statements, does not form and is not to be deemed part of this Proxy Statement.

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OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

Please sign, date and return promptly the enclosed Proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

JACK B. BLOUNT
President and Chief Executive Officer

Plano, Texas
April 5, 2021

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Appendix A

INTRUSION INC.

2021 OMNIBUS INCENTIVE PLAN

1.                Purpose. The purpose of the Intrusion Inc. 2021 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.                Definitions. The following definitions shall be applicable throughout the Plan:

(a)              “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including without limitation a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless determined by the Committee, the Common Stock subject to any Award will constitute “service recipient stock” for purposes of Section 409A of the Code or will not subject the Award to Section 409A of the Code.

(b)              “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

(c)              “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

(d)              “Board” means the Board of Directors of the Company.

(e)              “Cause” means, unless determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment, consulting, change in control or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity, or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment, consulting, change in control or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

(f)               “Change of Control” has the meaning set forth in Section 11(b) below.

(g)              “Change in Control Price” has the meaning set forth in Section 11(a)(ii).

(h)              “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any applicable Treasury Regulation.

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(i)               “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

(j)               “Common Stock” means the common stock, $.01 par value per share, of the Company.

(k)              “Company” means Intrusion Inc., and its successors by operation of law.

(l)               “Consultant” means any Person who is an advisor or consultant to the Company or its Affiliates.

(m)            “Disability” means, unless determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. For Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(n)              “Effective Date” means the effective date of the Plan as defined in Section 15.

(o)              “Eligible Employees” means each employee of the Company or an Affiliate.

(p)              “Eligible Individual” means an Eligible Employee, independent Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth in the Plan.

(q)              “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or applicable regulation includes such section or regulation, any valid regulation or interpretation, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(r)               “Fair Market Value” means, for purposes of the Plan, unless required by any applicable provision of the Code or regulations, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

(s)              “Family Member” means the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in- law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which one or more of the foregoing described persons (and/or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which one or more of the foregoing described persons (and/or the Participant) control the management of assets, and any other entity in which one or more of the foregoing described persons (and/or the Participant) own more than fifty percent (50%) of the voting interests.

(t)               “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(u)              “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

(v)              “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

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(w)             “Other Cash-Based Award” means an Award granted pursuant to Section 10(c) of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

(x)              “Other Stock-Based Award” means an Award under Section 10(a) of the Plan that is valued in whole or in part by reference to, or is payable in or based on, Common Stock, including warrants and including an Award valued by reference to an Affiliate.

(y)              “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

(z)              “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

(aa)            “Performance Award” means an Award granted to a Participant pursuant to Section 9 of the Plan contingent upon achieving certain Performance Criteria, including restricted stock that vests upon the attainment of one or more Performance Criteria.

(bb)           “Performance Criteria” means specific levels of performance of the Company (and/or one or more of the Company’s Affiliates, divisions or operational and/or business units, business segments, administrative departments, or any combination of the foregoing) or any Participant, which may be determined in accordance with GAAP or on a non-GAAP basis including one or more of the following measures: (i) terms relative to a peer group or index; (ii) basic, diluted, or adjusted earnings per share; (iii) sales or revenue; (iv) earnings before interest, taxes, and other adjustments (in total or on a per share basis); (v) cash available for distribution; (vi) basic or adjusted net income or operating income; (vii) returns on equity, assets, capital, revenue or similar measure; (viii) level and growth of dividends; (ix) the price or increase in price of Common Stock; (x) total shareholder return; (xi) total assets; (xii) growth in assets, new originations of assets, or financing of assets; (xiii) equity market capitalization; (xiv) reduction or other quantifiable goal with respect to general and/or specific expenses; (xv) equity capital raised; (xvi) mergers, acquisitions, increase in enterprise value of Affiliates, Subsidiaries, divisions or business units or sales of assets of Affiliates, Subsidiaries, divisions or business units or sales of assets; and (xvii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

(cc)            “Performance Period” means the designated period during which the Performance Criteria must be satisfied with respect to the Award to which the Performance Criteria relate.

(dd)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.

(ee)            “Plan” means the Intrusion Inc. 2021 Omnibus Incentive Plan, as set forth in this document as it may be amended from time to time.

(ff)             “Proceeding” has the meaning set forth in Section 14(h).

(gg)           “Reorganization” has the meaning set forth in Section 4(b)(ii).

(hh)           “Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions described in Section 8(b)(v).

(ii)             “Restriction Period” has the meaning set forth in Section 8(b)(v)(I) with respect to Restricted Stock.

(jj)             “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

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(kk)           “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulations and other official guidance.

(ll)             “Securities Act” means the Securities Act of 1933, as amended and all applicable rules and regulations. Reference to a specific section of the Securities Act or regulation shall include such section or regulation, any valid regulation or interpretation under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(mm)        “Stock Appreciation Right” means the right to an Award granted pursuant to Section 7.

(nn)           “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to any Eligible Individual pursuant to Section 6.

(oo)           “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

(pp)           “Ten Percent Stockholder” means a Person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, each of its Subsidiaries or its Parent.

(qq)           “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

(rr)             “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant is, or becomes, a Consultant to the Company or another Affiliate before or at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. The Committee may define Termination of Consultancy in the Award Agreement, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

(ss)            “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

(tt)             “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant is, or becomes, employed by the Company or another Affiliate before or at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may define Termination of Employment in the Award Agreement, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

(uu)           “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

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3.	Administration.

(a)              Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee before such determination shall be valid despite such failure to qualify.

(b)              Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Other Stock-Based Awards, and Other Cash-Based Awards. In particular, the Committee shall have the authority:

(i)               to select the Eligible Individuals to whom Awards may from time to time be granted under this Plan;

(ii)             to determine whether and to what extent Awards, or any combination thereof, are to be granted to one or more Eligible Individuals;

(iii)            to determine the number of shares of Common Stock to be covered by each Award granted under this Plan;

(iv)            to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under this Plan (including the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and, as applicable, the shares of Common Stock relating to such Award, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(v)             to determine the amount of cash, if any, to be covered by each Award granted under this Plan;

(vi)           to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(vii)           to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6;

(viii)          to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(ix)            to impose a “blackout” period during which Options may not be exercised;

(x)             to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(xi)            to modify, extend or renew an Award, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(xii)           solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

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(c)              Guidelines. Subject to Section 12, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating to such Award); and to supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to the Plan in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. No action of the Committee under this Section 3(c) shall impair the rights of any Participant without the Participant’s consent.

(d)              Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

(e)              Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the bylaws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the bylaws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

(f)               Designation of Consultants/Liability.

(i)               The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee. In the event of any designation of authority under the Plan , subject to applicable law, applicable stock exchange rules and any limitations imposed by the Committee in connection with such designation, such designee or designees shall have the power and authority to take such actions, exercise such powers and make such determinations that are designated to the Committee under the Plan.

(ii)             The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any Person designated pursuant to Section 3(f) shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(g)              Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and bylaws of the Company and to the extent not covered by insurance directly insuring such Person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under any separate agreement or contract, applicable law and/or the Certificate of Incorporation or bylaws of the Company or any Affiliate. This indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

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4.	Share Limitation.

(a)              Shares. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) shares (subject to any increase or decrease pursuant to Section 4(b), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be Two Million Five Hundred Thousand (2,500,000) shares. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If any shares of Common Stock are (i) withheld to satisfy tax withholding obligations on an Award issued under the Plan, (ii) tendered in order to satisfy the exercise price due with respect to an Award issued under the Plan, or (iii) repurchased by the Company using proceeds received upon exercise of a Stock Option, the number of shares of Common Stock so withheld, tendered or repurchased, as applicable, shall not be available for purposes of future Awards under the Plan. If a Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

(b)              Changes. The existence of the Plan and the Awards granted under the Plan shall not affect in any way the right or power of the Board, the Committee or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, stock split, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding. Subject to the provisions of Section 11(b):

(i)               If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(ii)             Excepting transactions covered by Section 11(b), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange for such shares), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 11(b), (A) the aggregate number or kind of securities that may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations under the Plan by a successor entity, as applicable), or (C) the purchase price for such securities, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iii)            If there shall occur any change in the capital structure of the Company other than those covered by Section 11 or this Section, including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee may adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

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(iv)            Any such adjustment determined by the Committee pursuant to this Section shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event.

(v)              Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 11 or this Section shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(c)              Minimum Purchase Price. If authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

(d)              Minimum Vesting Period. Each Award Agreement will require that an Award be subject to a minimum vesting period of at least one (1) year commencing from the grant date, or with respect to Awards that vest upon the attainment of Performance Criteria, a Performance Period that is at least one (1) year. For the purpose of clarity, this Section 4(d) will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan.

5.	Eligibility.

(a)              General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

(b)              Incentive Stock Options. Only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

(c)              General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

6.	Stock Option.

(a)              Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: an Incentive Stock Option or a Non-Qualified Stock Option.

(b)              Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion which does not so qualify shall constitute a separate Non-Qualified Stock Option.

(c)              Incentive Stock Options. No term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422.

(d)              Term of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems desirable:

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(i)               Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the date of grant.

(ii)             Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten years after the date the Option is granted; and provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(iii)            Exercisability. Unless provided by the Committee, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(iv)            Method of Exercise. Subject to applicable installment exercise and waiting period provisions, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iii) having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee; or (iv) on such other terms and conditions as may be acceptable to the Committee (including having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment has been made or provided for.

(v)              Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. The Committee may determine, in its sole discretion, at the time of grant or later that a Non-Qualified Stock Option that is not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the Award Agreement.

(vi)            Termination by Death of Disability. Subject to the terms of the Award Agreement, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

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(vii)           Involuntary Termination Without Cause. Subject to the terms of the Award Agreement, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(viii)         Voluntary Resignation. Subject to the terms of the Award Agreement, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6(d)(ix), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(ix)            Termination for Cause. Subject to the terms of the Award Agreement, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6(d)(viii) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire as of the date of such Termination.

(x)              Unvested Options. Subject to the terms of the Award Agreement, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(xi)            Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months before the date of exercise (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(xii)           Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not previously exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not previously exercised). An outstanding Option may not be modified to reduce the exercise price nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4(b)(ii), unless such action is approved by the stockholders of the Company.

(xiii)         Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, to the extent such deferred delivery complies with the requirements of Section 409A of the Code.

(xiv)         Early Exercise. The Committee may provide that a Stock Option include a provision to permit the Participant to elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option before the full vesting of the Stock Option and such shares shall be subject to the provisions of and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(xv)           Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14(o). Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

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7.	Stock Appreciation Rights.

(a)              Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i)               Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(ii)             Term. The term of each Stock Appreciation Right shall be fixed by the Committee but shall not be greater than ten years after the date the right is granted.

(iii)            Exercisability. Unless provided by the Committee, Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including without limitation that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including without limitation waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(iv)            Method of Exercise. Subject to applicable installment exercise and waiting period provisions Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised.

(v)              Payment. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(vi)            Termination. Subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination.

(vii)           Non-Transferability. No Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

(b)              Limited Stock Appreciation Rights. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14(o). Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

8.	Restricted Stock.

(a)              Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 14(o)), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including the Performance Criteria) or such other factor as the Committee may determine in its sole discretion.

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(b)              Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(i)               Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(ii)             Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated.

(iii)            Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented by this instrument are subject to the terms and conditions (including forfeiture) of the Intrusion Inc. 2021 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated _______. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(iv)            Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant has delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

(v)              Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(I)               Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Criteria pursuant to Section 9 and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(II)             Performance Criteria. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Criteria, the Committee shall establish the objective Performance Criteria and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing before the beginning of the applicable fiscal year or at such later date as determined by the Committee and while the outcome of the Performance Criteria are substantially uncertain. Such Performance Criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.

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(vi)            Rights as a Stockholder. Except as provided in the Plan or as determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including without limitation the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(vii)           Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee.

(viii)         Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as required by applicable law or other limitations imposed by the Committee.

9.	Performance Awards.

(a)              Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Criteria. If the Performance Award is payable in shares of Common Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Criteria in accordance with Section 9(b)(v). If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Criteria either in cash or in shares of Common Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

(b)              Terms and Conditions. Performance Awards awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

(i)               Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Criteria established pursuant to Section 9(b)(iii) are achieved and the percentage of each Performance Award that has been earned.

(ii)              Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(iii)            Objective Performance Criteria, Formula or Standards. The Committee shall establish the objective Performance Criteria for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing before the beginning of the applicable Performance Period or at such later date and while the outcome of the Performance Criteria are substantially uncertain. Such Performance Criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.

(iv)             Dividends. Unless determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(v)              Payment. Following the Committee’s determination, the Company shall settle Performance Awards, in such form (including without limitation in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards.

(vi)            Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

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(vii)           Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

10.	Other Stock-based and Cash-based Awards.

(a)              Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or based on or related to shares of Common Stock, including without limitation shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Criteria as the Committee may determine, in its sole discretion; the Committee shall establish the objective Performance Criteria for the grant or vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing before the beginning of the applicable Performance Period and while the outcome of the Performance Criteria are substantially uncertain. Such Performance Criteria may incorporate, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances.

(b)              Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10(b) shall be subject to the following terms and conditions:

(i)               Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Section 10(b) may not be Transferred before the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii)             Dividends. Unless determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Section 10(b) shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

(iii)            Vesting. Any Award under this and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(iv)            Price. Common Stock issued on a bonus basis under this Section 10(b) may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Section 10(b) shall be priced, as determined by the Committee in its sole discretion.

(c)              Other Cash-Based Awards. The Committee may from time to time grant Other Cash- Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation.

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11.	Change in Control Provisions.

(a)              Benefits. In the event of a Change in Control of the Company (as defined below), and except as provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee:

(i)               Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted before the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(ii)             The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(iii)            The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant before the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant may exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(iv)            The Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

(b)              Change in Control. Unless determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:

(i)               any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)             during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in subsections (b)(i), (iii), or (iv) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

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(iii)            a reorganization, merger or consolidation of the Company with any other corporation, other than (i) a reorganization, merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a reorganization, merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 11(b)(i)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iv)            a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company immediately before the time of the sale. With respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

(c)              Escrow and Withholding of Proceeds. To the extent the Board determines that the escrow or withholding of any proceeds with respect to any Awards is in the best interest of the Company in connection with a transaction that would result in a Change in Control, the Board shall, in its good faith, make any such determination, taking into account the requirements of Section 409A of the Code, and such determination shall be final, binding and conclusive. The Board may make any such determination with respect to any Awards and shall not be required to treat all Awards in the same manner.

12.             Termination of Amendment of Plan. The Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 422 or Section 409A of the Code), or suspend or terminate it entirely; provided, however, that, unless required by law or provided in this Plan, the rights of a Participant with respect to Awards granted before such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4(b); (b) change the classification of individuals eligible to receive Awards under the Plan; (c) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (d) extend the maximum option period under Section 6(d)(ii); (e) alter the Performance Criteria for Restricted Stock, Performance Awards or Other Stock-Based Awards; (f) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (g) in no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. The Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award prospectively or retroactively, but no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

13.             Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing in the Plan gives any such Participant any right that is greater than those of a general unsecured creditor of the Company.

14.	General Provisions.

(a)              Legend. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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(b)              Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)              No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.

(d)              Withholding of Taxes. The Company may deduct from any payment to be made pursuant to the Plan, or to require, before the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock deliverable or by delivering shares of Common Stock already owned. Furthermore, at the discretion of the Committee, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of Common Stock, deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the Company, as determined by the Committee. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

(e)              No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.

(f)               Listing and Other Conditions.

(i)               Unless determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(ii)             If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(iii)            Upon termination of any period of suspension, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(iv)            A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

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(g)              Governing Law. The Plan and actions taken in connection with the Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might govern under applicable principles of conflict of laws).

(h)              Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of Collin County, Texas and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of Collin County, Texas, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Texas court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Texas.

(i)               Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used in the Plan in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(j)               Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(k)              Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

(l)               No Rights to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

(m)            Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

(n)              Section 16(b) of the Exchange Act. All elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan.

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(o)              Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Any payment of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

(p)              Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

(q)              Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

(r)               Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent Person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

(s)              Headings and Captions. The headings and captions in the Plan are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

(t)               Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (a) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (b) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations.

15.             Effective Date of Plan. The Plan shall become effective on March 25, 2021,which is the date of its adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

16.             Term of Plan. No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted before such tenth anniversary may extend beyond that date.

17.             Name of Plan. The Plan shall be known as the “Intrusion Inc. 2021 Omnibus Incentive Plan.”

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INTRUSION INC.

2021 OMNIBUS INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD NOTICE

Participant has been granted a Non-Qualified Stock Option in accordance with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Non-Qualified Stock Option Agreement to which this Award Notice is attached. Capitalized terms used and not defined in this Award Notice have the meanings set forth in the Non-Qualified Stock Option Agreement and the Plan.

Participant Name	Number of Shares Subject to Option	Exercise Price per Share	Vesting Schedule	Date of Grant
[______]	[______] Shares	[______]	[__] % vests on each of the first [ ] anniversaries of the Date of Grant	[______]

Vesting of the Option as specified in the chart above is subject to Participant’s continued employment or service through the applicable vesting date. If the number of Shares is not evenly divisible by [      ], then no fractional Share will vest and the installments will be as equal as possible with the smaller installment(s) vesting first. Each such right of purchase will be cumulative and will continue, unless sooner exercised or terminated during the remaining period of the Option Period.

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INTRUSION INC.

2021 OMNIBUS INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (“Agreement”), effective as of the Date of Grant (as defined in the Award Notice), is between INTRUSION INC., a Delaware corporation (together with its successors and assigns, the “Company”), and the individual listed in the Award Notice as the Participant. Capitalized terms have the meaning set forth in Section 1, or, if not otherwise defined herein, in the INTRUSION INC. 2021 OMNIBUS INCENTIVE PLAN (as it may be amended, the “Plan”).

WHEREAS, the Company has adopted the Plan to provide additional incentives to certain employees and directors of the Company and its Affiliates; and

WHEREAS, the Committee has determined to grant to the Participant a Non-Qualified Stock Option to encourage the Participant’s efforts toward the continuing success of the Company.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. The following terms have the following meanings for purposes of this Agreement:

(a) “Award Notice” means the notice pursuant to which Participant was granted the Option.

(b) “Exercise Price” means the Exercise Price listed in the Award Notice.

(c) “Officer” means “officer” as defined under Rule 16a-1(f) of the Exchange Act.

(d) “Participant” means the Participant listed in the Award Notice.

(e) “Shares” means the number of shares of Common Stock listed in the Award Notice as “Number of Shares Subject to Option”, as adjusted in accordance with the Plan.

2. Grant of Option.

(a) Effective as of the Date of Grant, the Company irrevocably grants to Participant the right and option (the “Option”) to purchase all or any part of the Shares, subject to and in accordance with the terms, conditions and restrictions set forth in the Plan, the Award Notice, and this Agreement. The Option will vest in accordance with the schedule set forth on the Award Notice. Any fractional Share underlying the Option shall be settled in cash within two and one-half (2½) months from the Date of Grant.

(b) The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

(c) This Agreement will be construed in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated by reference). In the event of any conflict between one or more of this Agreement, the Award Notice and the Plan, the Plan will govern this Agreement and the Award Notice, and this Agreement (to the extent not in conflict with the Plan) will govern the Award Notice.

3. Exercise Price. The price at which Participant will be entitled to purchase the Shares upon the exercise of the Option will be the Exercise Price per Share, subject to adjustment as provided in Section 4 and Section 11.

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4. Exercisability of Option. The Option will become vested and exercisable in accordance with the schedule set forth on the Award Notice.

5. Duration of Option. The Option will be exercisable to the extent and in the manner provided in this Agreement for a period of ten (10) years from the Date of Grant (the “Option Period”); provided, that the Option may be earlier terminated as provided in Section 7.

6. Manner of Exercise and Payment.

(a) Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written or electronic notice to the Company in the manner prescribed in Section 6(d) of the Plan and as otherwise set forth by the Committee from time to time, including the payment provisions set forth in Section 6(d)(iv) of the Plan. Such notice will set forth the number of Shares in respect of which the Option is being exercised and will be signed by the person or persons exercising the Option. In the event the Company has designated an Award Administrator (as defined below), the Option may also be exercised by giving notice (including through electronic means) in accordance with the procedures established from time to time by the Award Administrator. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise will be for whole Shares only.

(b) Upon exercise of the Option pursuant to Section 6(a), unless otherwise determined by the Committee, the Company will withhold a number of Shares otherwise deliverable to Participant to pay (i) the full purchase price for the Shares in respect of which the Option is being exercised and (ii) an amount necessary to satisfy applicable U.S. and non-U.S. Federal, state or local tax or other withholding requirements, if any (“Withholding Taxes”) in accordance with Section 14(d) of the Plan (or, if Participant is subject to Section 16 of the Exchange Act at such time, such amount which would not result in adverse consequences under GAAP), unless otherwise agreed to in writing by Participant and the Company. The number of Shares to be withheld or otherwise used for payment will be calculated using the closing price per Share on the principal exchange on which the Shares then trade) on the date of determination, and will be rounded up to the nearest whole Share.

(c) Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Sections 6(a) and 6(b) relating to the Shares in respect of which the Option is being exercised, the Company will, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to Participant of the number of Shares as to which such exercise was effective.

(d) Participant will not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company (including the right to vote or receive dividends) in respect of, Shares purchased upon exercise of the Option until (i) the Option has been exercised pursuant to the terms of this Agreement and Participant has paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company has issued the Shares in connection with such exercise. Notwithstanding the foregoing, unless otherwise determined by the Committee, Participant may otherwise elect to make all or a portion of such payments in cash, check, cash equivalent, and/or Shares, or as provided in Section 14(d) of the Plan.

7. Termination of Employment or Service.

(a) Except as provided below in this section, if a Participant incurs a Termination for any reason, any unvested portion of the Option will be forfeited and all of Participant’s rights under this Agreement will terminate as of the effective date of Termination (the “Termination Date”) (unless otherwise provided for by the Committee in accordance with the Plan).

(b) If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 7(d) below, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(c) If a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

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(d) If a Participant’s Termination is for Cause or is a voluntary termination after the occurrence of an event that would be grounds for a Termination for Cause, the vested and unvested portions of the Option will terminate as of the Termination Date.

(e) A Participant’s rights with respect to the Option will not be affected by any change in the nature of Participant’s employment or service so long as Participant continues to be an employee or service provider of the Company or its Affiliates. Whether (and the circumstances under which) employment or service has terminated and the determination of the Termination Date for the purposes of this Agreement will be determined by the Committee (or, with respect to any Participant who is not a director or Officer, its designee, whose good faith determination will be final, binding and conclusive; provided, that such designee may not make any such determination with respect to the designee’s own employment or service for purposes of the Option).

8. Restrictions on Transfer. Participant may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Option or Participant’s right under the Option to receive Shares, other than to Permitted Transferees as may be permitted by the Committee from time to time in accordance with applicable laws and Section 14(e) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

9. Repayment of Proceeds; Clawback Policy. The award granted in this Agreement and all proceeds related to the award are subject to the clawback and repayment terms set forth in Section 14(t) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer.

10. No Right to Continued Employment or Engagement. Neither the Plan nor this Agreement nor Participant’s receipt of the award hereunder will impose any obligation on the Company to continue the employment or engagement of Participant. Further, the Company may at any time terminate the employment or engagement of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

11. Award Subject to Plan. The award granted under this Agreement is subject to the Plan and the terms of the Plan are incorporated into this Agreement. By accepting the award, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions, and restrictions set forth in the Plan, this Agreement, and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

12. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

13. Governing Law; Venue; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, will be brought in any court of competent jurisdiction in the State of Delaware or the State of Texas, and each of Participant, the Company, and any Permitted Transferees who hold a portion of the award pursuant to a valid assignment, hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold a portion of the award pursuant to a valid assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware or the State of Texas, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

14.       Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Participant’s legal representatives. All obligations imposed upon the Participant and all rights granted to the Company under this Agreement shall be binding upon the Participant’s heirs, executors, administrators and successors.

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15. Data Privacy Acknowledgement.

(a) General. Participant acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other award materials by and among, as applicable, Participant’s employer or contracting party (the “Employer”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Use of Personal Data; Retention. Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that a recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

(c) Withdrawal of Consent. Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Employer will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant options or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

16.  Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the award evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the award is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of awards, or benefits; (c) all determinations with respect to future award grants, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment or service, and Participant may decline to accept the award without adverse consequences to Participant’s continued employment or service relationship with the Company or its Affiliates; (e) the value of the award is an extraordinary item that is outside the scope of Participant’s employment or service contract, if any, and nothing can or must automatically be inferred from such employment or service contract or its consequences; (f) awards and any shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the award will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) the future value of the underlying shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to award proceeds in consequence of Participant’s Termination for any reason whatsoever and whether or not in breach of contract.

17. Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any awards granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

18. Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more shares, the Company may elect to issue or deliver such shares in book entry form in lieu of certificates.

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19. Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20. Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the award will lapse ninety (90) days from the Date of Grant, and the award will be forfeited on such date if Participant will not have accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

21. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties to this Agreement.

22. No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying shares. Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

23. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the award and on any shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

25. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

26.       Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made under this Agreement shall be final, binding and conclusive on the Participant, the Participant’s heirs, executors, administrators and successors, and the Company and its Affiliates for all purposes.

27.       Entire Agreement. This Agreement and the terms and conditions of the Plan constitute the entire understanding between the Participant and the Company and its Affiliates, and supersede all other agreements, whether written or oral, with respect to the Award.

28.       Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

29.       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

30.       Stockholder Approval. The effectiveness of this Agreement and of the grant of the Award pursuant the Agreement is subject to the approval of the Plan by the stockholders of the Company in accordance with the terms of the Plan.

[Signature Page Follows]

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INTRUSION INC.

Name: [______] Title: [______]

Acknowledged and Agreed as of the date first written above:

Participant Signature

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INTRUSION, INC.
2021 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AWARD NOTICE

Participant has been granted a Restricted Stock Award in accordance with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Restricted Stock Award Agreement to which this Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Restricted Stock Award Agreement and the Plan.

Participant Name	Number of Shares Subject to Award	Price per Share at Date of Grant	Vesting Schedule	Date of Grant
[______]	[______] Shares	[______]	One-_____ of the number of shares of Restricted Stock will vests on each of the first _____ [__] anniversaries of the Date of Grant.	[______]

Vesting of the Award as specified in the chart above is subject to Participant’s continued employment or service through the _________ [___] anniversary of the Date of Grant. On each vesting date, restrictions shall lapse with respect to the number of shares of Restricted Stock equal to the number set forth above, multiplied by the fraction set forth above.

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INTRUSION, INC.
2021 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS AWARD AGREEMENT, effective as of the Date of Grant (as defined below), is between INTRUSION, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), and the individual listed in the Award Notice as the “Participant”. Capitalized terms have the meaning set forth in this Award Agreement, or, if not otherwise defined herein, in the INTRUSION, INC. 2021 OMNIBUS INCENTIVE PLAN (as it may be amended, the “Plan”).

WHEREAS, the Company has adopted the Plan to provide additional incentive to certain employees and directors of the Company and its Subsidiaries; and

WHEREAS, the Committee has determined to grant to the Participant an Award of Restricted Stock to encourage the Participant’s efforts toward the continuing success of the Company.

NOW, THEREFORE, the parties agree as follows:

1.       Grant of Restricted Stock.

(a)     The Company grants to the Participant an award of ____ shares of Restricted Stock, subject to adjustment pursuant to Sections 3 and 4 (the “Award”) and the execution and return of this Award Agreement by the Participant (or the Participant’s estate, if applicable) to the Company as provided in Section 7.

(b)    The Restricted Stock issued pursuant to this Award Agreement shall be issued in the form of book entry Shares in the name of the Participant immediately following the Date of Grant.

(c)     The Restricted Stock issued under this Award Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated until the restrictions on such Restricted Stock shall have lapsed in the manner provided in Section 3 and Section 4(a).

(d)    This Award Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated by reference) and, except as otherwise expressly set forth in this Award Agreement, the capitalized terms used in this Award Agreement shall have the same definitions as set forth in the Plan.

2.       Restriction Period. The Restriction Period shall be the ______ [___] year period that starts with the Date of Grant and that ends on the ________ [___] anniversary of the Date of Grant.

3.       Lapse of Restrictions. Except as provided in Section 4 below, ___________ [___] of the number of Shares of Restricted Stock issued under this Award Agreement (rounded down to the nearest whole Share, if necessary) shall vest, and the restrictions with respect to such Restricted Stock shall lapse, on each of the first ______ [__] anniversaries of the Date of Grant (each such date is a “Vesting Date”).

4.       Effect of Certain Terminations of Employment or Service Prior to Vesting Date.

(a)     If the Participant’s employment or service to the Company terminates as a result of the Participant’s death, Disability or if the Participant is terminated without Cause in connection with a Change in Control, in each case if such termination occurs on or after the Date of Grant, all Shares of Restricted Stock (other than Shares that have previously been forfeited) which have not become vested in accordance with Section 3 or Section 4(a) shall vest, and the restrictions on such Restricted Stock shall lapse, as of the date of such termination.

(b)    Termination of Employment or Service. If the Participant’s employment or service terminates for any reason other than as described in Section 4(a) above prior to the Vesting Date, the Award shall automatically terminate and all Shares of Restricted Stock which have not become vested in accordance with Section 3 or Section 4(a) shall be forfeited and shall revert to the Company.

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(c)     Misconduct. If prior to the Vesting Date the Participant has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Subsidiaries, (ii) breached any contract with or violated any fiduciary obligation to the Company or any of its Subsidiaries, or (iii) engaged in unlawful trading in the securities of the Company or any of its Subsidiaries or of another company based on information gained as a result of that Participant’s employment with, or status as a director to, the Company or any of its Subsidiaries (each of (i), (ii) and (iii), an “Act of Misconduct”), the Award shall automatically terminate and the Participant shall not be entitled to receive any Shares of Restricted Stock under Section 4 or otherwise under this Award Agreement.

5.       Delivery of Restricted Stock.

(a)     Except as otherwise provided in Section 5(b), evidence of book entry Shares with respect to Restricted Stock in respect of which the restrictions have lapsed pursuant to Section 3 or Section 4(a) or, if requested by the Participant prior to such lapse of restrictions, a stock certificate with respect to such Restricted Stock, shall be delivered to the Participant as soon as practicable following the date on which the restrictions on such Restricted Stock have lapsed, free of all restrictions under this Award Agreement.

(b)     Evidence of book entry Shares with respect to Restricted Stock in respect of which the restrictions have lapsed upon the Participant’s death pursuant to Section 4(a) or, if requested by the executors or administrators of the Participant’s estate upon such lapse of restrictions, a stock certificate with respect to such Restricted Stock, shall be delivered to the executors or administrators of the Participant’s estate as soon as practicable following the Company’s receipt of notification of the Participant’s death, free of all restrictions under this Award Agreement.

6.       Dividends and Voting Rights. Upon issuance of the Restricted Stock, the Participant shall have all of the rights of a stockholder with respect to such Restricted Stock, including the right to vote the Restricted Stock and to receive all dividends or other distributions paid or made with respect thereto; provided, however, that dividends or distributions declared or paid on the Restricted Stock by the Company may, in the discretion of the Committee, be deferred and reinvested in Restricted Stock based on the Fair Market Value of a Share of Common Stock on the date such dividend or distribution is paid or made (provided that no fractional Shares will be issued), and the additional Restricted Stock thus acquired shall be subject to the same restrictions on transfer, forfeiture and vesting schedule as the Restricted Stock in respect of which such dividends or distributions were made.

7.       Execution of Award Agreement. The Restricted Stock granted to the Participant pursuant to the Award shall be subject to the Participant’s execution and return of this Award Agreement to the Company or its designee (including by electronic means, if so provided) no later than ____________________ ___, 20____ (the “Participant Return Date”); provided that if the Participant dies before the Participant Return Date, this requirement shall be deemed to be satisfied if the executor or administrator of the Participant’s estate executes and returns this Award Agreement to the Company or its designee no later than ninety days following the Participant’s death (the “Executor Return Date”). If this Award Agreement is not so executed and returned on or prior to the Participant Return Date or the Executor Return Date, as applicable, the Restricted Stock evidenced by this Award Agreement shall be forfeited, and neither the Participant nor the Participant’s heirs, executors, administrators and successors shall have any rights with respect thereto.

8.       No Right to Continued Employment or Service. Nothing in this Award Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate the Participant’s employment, nor confer upon the Participant any right to continuance of employment by the Company or any of its Subsidiaries or continuance of service as a Board member.

9.       Acceleration of Vesting Date. The Committee may accelerate the Vesting Date or Dates as set forth in this Award Agreement in its sole discretion.

10.    Withholding of Taxes. Prior to the delivery to the Participant (or the Participant’s estate, if applicable) of a stock certificate or evidence of book entry Shares with respect to Restricted Stock in respect of which all restrictions have lapsed, the Participant (or the Participant’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such Restricted Stock. By executing and returning this Award Agreement in the manner provided in Section 7, the Participant (or the Participant’s estate) shall be deemed to elect to have the Company withhold a portion of such Restricted Stock having an aggregate Fair Market Value equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such election to continue in effect until the Participant (or the Participant’s estate) notifies the Company before such delivery that the Participant (or the Participant’s estate) shall satisfy such obligation in cash, in which event the Company shall not withhold a portion of such Restricted Stock as otherwise provided in this Section 10.

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11.    Participant Bound by the Plan. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

12.    Modification of Agreement. This Award Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties to this Award Agreement.

13.    Severability. Should any provision of this Award Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Award Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

14.    Governing Law. The validity, interpretation, construction and performance of this Award Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

15.    Successors in Interest. This Award Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Award Agreement shall inure to the benefit of the Participant’s legal representatives. All obligations imposed upon the Participant and all rights granted to the Company under this Award Agreement shall be binding upon the Participant’s heirs, executors, administrators and successors.

16.    Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Award Agreement shall be determined by the Committee. Any determination made under this Award Agreement shall be final, binding and conclusive on the Participant, the Participant’s heirs, executors, administrators and successors, and the Company and its Subsidiaries for all purposes.

17.    Entire Agreement. This Award Agreement and the terms and conditions of the Plan constitute the entire understanding between the Participant and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award.

18.    Headings. The headings of this Award Agreement are inserted for convenience only and do not constitute a part of this Award Agreement.

19.    Counterparts. This Award Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

20.    Shareholder Approval. The effectiveness of this Award Agreement and of the grant of the Award pursuant the Award Agreement is subject to the approval of the Plan by the stockholders of the Company in accordance with the terms of the Plan.

[Signature Page Follows]

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INTRUSION, INC.

Name: [______] Title: [______]

Acknowledged and Agreed as of the date first written above:

Participant Signature

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INTRUSION INC.
2021 OMNIBUS INCENTIVE PLAN

PERFORMANCE SHARE AWARD NOTICE

Participant has been granted a Performance Share Award in accordance with the terms set forth in this Award Notice, and subject to the terms and conditions of the Plan and the Performance Share Award Agreement to which this Notice is attached. Capitalized terms used and not defined in this Award Notice will have the meanings set forth in the Performance Share Award Agreement and the Plan.

Participant Name	Number of Shares Subject to Award	Price per Share at Date of Grant	Performance Vesting Schedule	Date of Grant
[______]	[______] Shares	[______]	Vests based on attainment of the performance criteria with respect to Revenue and EBITDA at the conclusion of the [_____] year performance period on [ ].	[______]

Vesting of the Award as specified in the chart above is subject to the attainment of the Performance Criteria and Participant’s continued employment or service through the end of the Performance Cycle as described in the Award Agreement. Upon vesting, restrictions shall lapse with respect to the number of Performance Shares equal to the number set forth above, multiplied by a factor determined in accordance with the matrix set forth in Appendix A attached to the Participant’s Performance Share Award Agreement.

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INTRUSION INC.
2021 OMNIBUS INCENTIVE PLAN

PERFORMANCE SHARE AWARD AGREEMENT

THIS AWARD AGREEMENT (“Agreement”), effective as of the Date of Grant (as defined in the Award Notice), is between INTRUSION, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), and the individual listed in the Award Notice as the Participant. Capitalized terms have the meaning set forth in this Agreement, or, if not otherwise defined herein, in the INTRUSION, INC. 2021 OMNIBUS INCENTIVE PLAN (as it may be amended, the “Plan”).

WHEREAS, the Company has adopted the Plan to provide additional incentive to certain employees and directors of the Company and its Affiliates; and

WHEREAS, the Committee has determined to grant to the Participant an Award of Performance Shares as provided in this Agreement to encourage the Participant’s efforts toward the continuing success of the Company.

NOW, THEREFORE, the parties hereto agree as follows:

1.      Grant of Performance Shares.

(a)    The Company grants to the Participant an award of ____ Performance Shares, subject to adjustment pursuant to Sections 3, 4 and 5 (the “Award”) and the execution and return of this Agreement by the Participant (or the Participant’s estate, if applicable) to the Company as provided in Section 20.

(b)    The Performance Shares issued under this Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated until all restrictions on such Performance Shares have lapsed in the manner provided in Sections 3, 4 and 5.

(c)    This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement have the same definitions as set forth in the Plan.

2.      Performance Cycle. The Performance Cycle shall be the ___________ [____] year period that starts with the first day of the Company’s 20__ fiscal year, beginning on _______, 20__ and ends with the last day of the Company’s 20___ fiscal year ending on ________, 20__.

3.      Performance Objective and Formula. The Performance Objective established by the Committee with respect to the Performance Shares is Revenue and EBITDA as set forth on Appendix A attached to this Agreement. If the Company achieves the Performance Objective during the Performance Cycle and the Committee certifies to this result in accordance with Section 4, the Performance Shares shall vest and, subject to Sections 4 and 5, the restrictions with respect to such Performance Shares shall lapse with respect to the number of Performance Shares set forth in the Participant’s Performance Share Award Notice, multiplied by a factor determined in accordance with the matrix set forth in Appendix A attached to the Participant’s Performance Share Award Agreement.

4.	Determination of Award.

(a)    As soon as possible after the end of the Performance Cycle, the Committee will certify in writing whether the Performance Objective has been met for the Performance Cycle and determine the number of Performance Shares, if any, with respect to which the restrictions described in this Agreement has lapsed. The Committee’s certification pursuant to this Section 4(a) shall be made as of the last day of the Performance Cycle which shall be referred to as the “Certification Date”. The Company will notify the Participant (or the executors or administrators of the Participant’s estate, if appropriate) of the Committee’s certification following the Certification Date (such notice, the “Determination Notice”). The Determination Notice shall specify (i) the Company’s Revenue and EBITDA for the Performance Cycle, (ii) the relative placement on the matrix set forth in Appendix A, and (iii) subject to Section 5, the number of Performance Shares, if any with respect to which the restrictions described in this Agreement have lapsed. All Performance Shares which have not become vested in accordance with Section 4 or Section 5 shall be forfeited and shall revert to the Company. The Committee may accelerate the Vesting Date or Dates as set forth in this Agreement in its sole discretion.

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(b)    The Performance Shares issued pursuant to this Agreement shall be issued in the form of book entry Shares in the name of the Participant immediately following the Date of Grant.

5.	Effect of Certain Terminations of Employment or Service Prior to Certification Date.

(a)    If the Participant’s employment or service to the Company terminates as a result of the Participant’s death, Disability or if the Participant is terminated without Cause in connection with a Change in Control, in each case if such termination occurs on or after the Date of Grant and on or before the Certification Date, all Performance Shares (other than those that have previously been forfeited) which have not become vested in accordance with Sections 4 or 5 shall vest, and the restrictions on such Performance Shares shall lapse, as of the date of such termination.

(b)    If the Participant’s employment or service terminates for any reason other than as described in Section 5(a) above prior to the Certification Date, the Award shall automatically terminate and all Performance Shares which have not become vested in accordance with Section 5(a) shall be forfeited and shall revert to the Company.

(c)    If prior to the Certification Date the Participant has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Affiliates, (ii) breached any contract with or violated any fiduciary obligation to the Company or any of its Affiliates, or (iii) engaged in unlawful trading in the securities of the Company or any of its Affiliates or of another company based on information gained as a result of that Participant’s employment with, or status as a director to, the Company or any of its Affiliates (each of (i), (ii) and (iii), an “Act of Misconduct”), the Award shall automatically terminate and the Participant shall not be entitled to receive any Shares of Restricted Stock under Section 4 hereof or otherwise under this Agreement.

6.	Delivery of Performance Shares.

(a)    Except as otherwise provided in Section 6(b) hereof, evidence of book entry Shares with respect to Performance Shares in respect of which the restrictions have lapsed pursuant to Section 4 or Section 5 or, if requested by the Participant prior to such lapse of restrictions, a stock certificate with respect to such Performance Shares, shall be delivered to the Participant as soon as practicable following the date on which the restrictions on such Performance Shares have lapsed, free of all restrictions under this Agreement.

(b)    Evidence of book entry Shares with respect to Performance Shares in respect of which the restrictions have lapsed upon the Participant’s death pursuant to Section 5(a) or, if requested by the executors or administrators of the Participant’s estate upon such lapse of restrictions, a stock certificate with respect to such Performance Shares, shall be delivered to the executors or administrators of the Participant’s estate as soon as practicable following the Company’s receipt of notification of the Participant’s death, free of all restrictions under this Agreement.

7.      Dividends and Voting Rights. Upon issuance of the Performance Shares, the Participant shall have all of the rights of a stockholder with respect to such Performance Shares, including the right to vote the Performance Shares and to receive all dividends or other distributions paid or made with respect thereto; provided, however, that dividends or distributions declared or paid on the Restricted Stock by the Company may, in the discretion of the Committee, be deferred and reinvested in Performance Shares based on the Fair Market Value of a Share of Common Stock on the date such dividend or distribution is paid or made (provided that no fractional Shares will be issued), and the additional Performance Shares thus acquired shall be subject to the same restrictions on transfer, forfeiture and vesting schedule as the Performance Shares in respect of which such dividends or distributions were made.

8.      Withholding of Taxes. Prior to the delivery to the Participant (or the Participant’s estate, if applicable) of a stock certificate or evidence of book entry Shares with respect to Performance Shares in respect of which all restrictions have lapsed, the Participant (or the Participant’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such Restricted Stock. By executing and returning this Agreement in the manner provided in Section 20, the Participant (or the Participant’s estate) shall be deemed to elect to have the Company withhold a portion of such Performance Shares having an aggregate Fair Market Value equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such election to continue in effect until the Participant (or the Participant’s estate) notifies the Company before such delivery that the Participant (or the Participant’s estate) shall satisfy such obligation in cash, in which event the Company shall not withhold a portion of such Restricted Stock as otherwise provided in this Section 8.

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9.      Repayment of Proceeds; Clawback Policy. The award granted in this Agreement and all proceeds related to the award are subject to the clawback and repayment terms set forth in Section 14(t) of the Plan and the Company’s clawback policy, as in effect from time to time, to the extent Participant is a director or Officer.

10.   No Right to Continued Employment or Engagement. Neither the Plan nor this Agreement nor Participant’s receipt of the award hereunder will impose any obligation on the Company to continue the employment or engagement of Participant. Further, the Company may at any time terminate the employment or engagement of Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

11.   Award Subject to Plan. The award granted under this Agreement is subject to the Plan and the terms of the Plan are incorporated into this Agreement. By accepting the award, Participant acknowledges that Participant has received and read the Plan and agrees to be bound by the terms, conditions, and restrictions set forth in the Plan, this Agreement, and the Company’s policies, as in effect from time to time, relating to the Plan. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

12.   Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement will not be affected by such holding and will continue in full force in accordance with their terms.

13.   Governing Law; Venue; Language. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, will be brought in any court of competent jurisdiction in the State of Delaware or the State of Texas, and each of Participant, the Company, and any Permitted Transferees who hold a portion of the award pursuant to a valid assignment, hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold a portion of the award pursuant to a valid assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware or the State of Texas, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial. If Participant has received a copy of this Agreement (or the Plan or any other document related hereto or thereto) translated into a language other than English, such translated copy is qualified in its entirety by reference to the English version thereof, and in the event of any conflict the English version will govern. Participant acknowledges that Participant is sufficiently proficient in English to understand the terms and conditions of this Agreement.

14.   Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Participant’s legal representatives. All obligations imposed upon the Participant and all rights granted to the Company under this Agreement shall be binding upon the Participant’s heirs, executors, administrators and successors.

15.   Data Privacy Acknowledgement.

(a) Participant acknowledges and agrees to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other award materials by and among, as applicable, Participant’s employer or contracting party (the “Employer”) and the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, work location and phone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, hire date, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing Participant’s participation in the Plan (“Personal Data”).

(b) Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, now or in the future, that these recipients may be located in Participant’s country or elsewhere, and that a recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Personal Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.

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(c) Participant understands that Participant is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s employment status or service with the Employer will not be affected; the only consequence of Participant’s refusing or withdrawing Participant’s consent is that the Company would not be able to grant options or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

16.   Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By accepting this Agreement and the grant of the award evidenced hereby, Participant expressly acknowledges that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be suspended or terminated by the Company at any time to the extent permitted by the Plan; (b) the grant of the award is exceptional, voluntary and occasional and it does not create any contractual or other right to receive future grants of awards, or benefits; (c) all determinations with respect to future award grants, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary and not a condition of employment or service, and Participant may decline to accept the award without adverse consequences to Participant’s continued employment or service relationship with the Company or its Affiliates; (e) the value of the award is an extraordinary item that is outside the scope of Participant’s employment or service contract, if any, and nothing can or must automatically be inferred from such employment or service contract or its consequences; (f) awards and any shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose and are not to be used for calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, Participant waives any claim on such basis and, for the avoidance of doubt, the award will not constitute an “acquired right” under the applicable law of any jurisdiction; (g) the future value of the underlying shares is unknown and cannot be predicted with certainty. In addition, Participant understands, acknowledges and agrees that Participant will have no rights to compensation or damages related to award proceeds in consequence of Participant’s Termination for any reason whatsoever and whether or not in breach of contract.

17.   Award Administrator. The Company may from time to time designate a third party (an “Award Administrator”) to assist the Company in the implementation, administration and management of the Plan and any awards granted thereunder, including by sending award notices on behalf of the Company to Participants, and by facilitating through electronic means acceptance of Agreement by Participants and Option exercises by Participants.

18.   Book Entry Delivery of Shares. Whenever reference in this Agreement is made to the issuance or delivery of certificates representing one or more shares, the Company may elect to issue or deliver such shares in book entry form in lieu of certificates.

19.   Electronic Delivery and Acceptance. This Agreement may be executed electronically and in counterparts. The Company may, in its sole discretion, decide to deliver any documents related to the Plan by electronic means. Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20.   Acceptance and Agreement by Participant; Forfeiture upon Failure to Accept. Participant’s rights under the award will lapse ninety (90) days from the Date of Grant, and the award will be forfeited on such date if Participant will not have accepted this Agreement by such date. For the avoidance of doubt, Participant’s failure to accept this Agreement will not affect Participant’s continuing obligations under any other agreement between the Company and Participant.

21.   Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties to this Agreement.

22.   No Advice Regarding Grant. Notwithstanding anything herein to the contrary, Participant acknowledges and agrees that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying shares. Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

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23.   Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the award and on any shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24.   Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement will not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant in the Plan.

25.   Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

26.   Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made under this Agreement shall be final, binding and conclusive on the Participant, the Participant’s heirs, executors, administrators and successors, and the Company and its Affiliates for all purposes.

27.    Entire Agreement. This Agreement and the terms and conditions of the Plan constitute the entire understanding between the Participant and the Company and its Affiliates, and supersede all other agreements, whether written or oral, with respect to the Award.

28.   Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

29.   Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

30.      Stockholder Approval. The effectiveness of this Agreement and of the grant of the Award pursuant the Agreement is subject to the approval of the Plan by the stockholders of the Company in accordance with the terms of the Plan.

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INTRUSION INC.

Name: [______] Title: [______]

Acknowledged and Agreed as of the date first written above:

Participant Signature

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APPENDIX A

[Spreadsheet setting forth Participant’s Performance Criteria]

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below . 0000504244_1 R1.0.0.177 For Withhold For All All All Except 0 0 0 The Board of Directors recommends you vote FOR the following: 02) Anthony J. LeVecchio 03) James F. Gero 04) Katrinka B. McCallum 05) Jamie M. Schnur 1. Election of Directors Nominees 01) Jack B. Blount 06) Gregory K. Wilson INTRUSION INC. 101 EAST PARK BLVD, SUITE 1300 PLANO, TX 75074 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/17/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/17/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . For Against Abstain 0 0 0 0 0 0 The Board of Directors recommends you vote FOR the following proposals: 2. To approve the 2021 Intrusion Omnibus Incentive Plan, as described in the accompanying Proxy Statement and set forth in Appendix A thereto. 3. Ratification of the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000504244_2 R1.0.0.177 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10 - K and Proxy Statement are available at www.proxyvote.com . INTRUSION INC. 101 East Park Blvd, Suite 1300 Plano, Texas 75074 Annual Meeting of Stockholders - May 18 , 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder(s) of Intrusion Inc . , a Delaware corporation (the "Company"), hereby appoint(s) Jack B . Blount and B . Franklin Byrd, and either of them, attorneys - in - fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at Company headquarters, 101 East Park Blvd, Suite 1300 , Plano, Texas 75074 , at 10 : 00 A . M . , Local Time, on Tuesday, May 18 , 2021 and at any adjournment thereof . (Continued and to be marked, dated and signed, on the other side)